                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party Other Than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                        BANKUNITED FINANCIAL CORPORATION
                        --------------------------------
       (Name of Registrant as Specified in Its Articles of Incorporation)

                               Marc Lipsitz, Esq.
                        Camner, Lipsitz and Poller, P.A.
                                550 Biltmore Way
                                    Suite 700
                           Coral Gables, Florida 33134
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):


[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
                                                                         -------------------
     2)  Aggregate number of securities to which transaction applies:
                                                                     -----------------------
     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                            ------------------------------------------------
     4)  calculated and state how it was determined): Proposed maximum aggregate value of transaction (set forth the amount on which the filing fee is
     5)  Total fee paid:
                        --------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
                                ------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
                                                      --------------------------------------
     3)  Filing Party:
                      ----------------------------------------------------------------------
     4)  Date Filed:
                    ------------------------------------------------------------------------

                                [BankUnited logo]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          FOR TUESDAY, JANUARY 29, 2002


     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of BankUnited Financial Corporation (the "Company") will be held at the Biltmore Hotel, 1200 Anastasia Avenue, Coral Gables, Florida 33134 on Tuesday, January 29, 2002 at 11:00 a.m., for the following purposes:

          (1) To elect three Class III directors to serve until 2005;

          (2) To vote on approval of the BankUnited Financial Corporation 2002 Stock Award and Incentive Plan.

          (3) To vote on an amendment to Article VI of the Company's Articles of Incorporation, to increase the number of shares of Class A Common Stock, par value $.01 per share, that the Company is authorized to issue, to 60,000,000 shares from 30,000,000 shares.

          (4) To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

     Pursuant to the Bylaws, the Company's Board of Directors has fixed the close of business on December 13, 2001 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.


                                    By Order of the Board of Directors


                                    MARC LIPSITZ
                                    Secretary

Coral Gables, Florida
December __, 2001

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                        BANKUNITED FINANCIAL CORPORATION
                255 ALHAMBRA CIRCLE . CORAL GABLES, FLORIDA 33134
                            TELEPHONE: (305) 569-2000

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
              TO BE HELD AT 11:00 A.M. ON TUESDAY, JANUARY 29, 2002
                              AT THE BILTMORE HOTEL
                              1200 ANASTASIA AVENUE
                           CORAL GABLES, FLORIDA 33134


                                  INTRODUCTION

     This Proxy Statement is furnished to stockholders of BankUnited Financial Corporation (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Stockholders to be held on January 29, 2002 (the "Annual Meeting"). The Company's Board of Directors (the "Board" or "Board of Directors") is soliciting proxies for use at the Annual Meeting and at any postponements or adjournments thereof. This Proxy Statement describes the matters to be considered at the Annual Meeting and, together with the proxy card and accompanying reports, will be mailed to the Company's stockholders on or about December __, 2001.


                       VOTING AND SOLICITATION OF PROXIES

USE OF PROXIES AT THE ANNUAL MEETING

     Proxies which are received by the Company prior to the Annual Meeting and not revoked prior to use will be voted at the Annual Meeting as instructed thereon. Proxies must be in the accompanying form and properly executed. Executed proxies with no instructions indicated thereon will be voted (i) FOR the election of three Class III directors as described below under "Election of Directors;" (ii) FOR the approval of the BankUnited Financial Corporation 2002 Stock Award and Incentive Plan (the "2002 Plan") and (iii) FOR the approval of the proposed amendment to the Company's Articles of Incorporation to increase the number of shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), that the Company is authorized to issue, to 60,000,000 from 30,000,000 shares.

     The Company has not received notice of any stockholders' proposals to be presented at the Annual Meeting prior to the deadline for submission of such proposals as indicated in the Company's Proxy Statement for the 2001 Annual Meeting. The Board of Directors knows of no matters that are to be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. If other matters are properly presented, it is the intention of the persons designated as proxies on the enclosed proxy card to vote as proxies on such matters in accordance with their judgment.


REVOCATION OF PROXIES

     A proxy may be revoked at any time prior to the use of such proxy in voting. Any stockholder may revoke a proxy delivered pursuant to this solicitation by delivery of written notice to the Secretary of the Company, by submission of a later-dated proxy card, or by voting in person at the Annual Meeting.

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE AT ANNUAL MEETING

     Holders of record of the Company's Class A Common Stock, Class B Common Stock, $.01 par value per share ("Class B Common Stock"), and Noncumulative Convertible Preferred Stock, Series B, $.01 par value per share (the "Series B Preferred Stock"), at the close of business on December 13, 2001 (the "Record Date") are entitled to notice of and to vote together on each proposal submitted to the stockholders at the Annual Meeting and any postponements or adjournments thereof. In addition, the Class A Common Stock and the Class B Common Stock are entitled to vote on the proposed amendment to the Company's Articles of Incorporation, each voting as a separate class.

     Each share of Class A Common Stock is entitled to one-tenth of one vote, each share of Class B Common Stock is entitled to one vote and each share of Series B Preferred Stock is entitled to two and one-half votes. As of the Record Date, 24,553,830 shares of Class A Common Stock, 500,194 shares of Class B Common Stock, and 355,821 shares of Series B Preferred Stock were outstanding.


QUORUM; ADJOURNMENT; VOTE REQUIRED FOR APPROVAL

     The presence of a quorum at the Annual Meeting will be necessary for action on any proposal. The presence, in person or by proxy, of shares representing at least a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the meeting.

     Abstentions and broker non-votes are included in the calculation of the number of votes represented at the Annual Meeting for purposes of determining whether a quorum has been achieved. In the event there are not sufficient votes for a quorum, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

      Under applicable Florida law and the provisions of the Company's Articles of Incorporation and Bylaws, the directors nominated for election to the Board, as described under Proposal One, "Election of Directors," must each be elected by the affirmative vote of a plurality of the votes of the shares present in
person or by proxy at the Annual Meeting and entitled to vote.   Votes withheld
for one or more nominees for director and broker non-votes will not be considered affirmative votes for this purpose. Approval of the 2002 Plan, described in Proposal Two, requires the affirmative vote of a majority of the votes of the shares (Class A Common Stock, Class B Common Stock, and Series B Preferred Stock) present in person or by proxy at the Annual Meeting and entitled to vote. Approval of the proposed amendment to the Company's Articles of Incorporation, described in Proposal Three, requires the affirmative vote of a majority of the votes of the shares (Class A Common Stock, Class B Common Stock, and Series B Preferred Stock) present in person or by proxy at the Annual Meeting and entitled to vote. In addition, the Class A Common Stock and the Class B Common Stock, each voting as a separate class, must approve the proposed amendment to the Company's Articles of Incorporation by the affirmative vote of a majority of the votes cast. An automated system administered by the Company's transfer agent will tabulate the votes for the Annual Meeting.


SOLICITATION

     The solicitation of proxies is being made by the Company, and the Company will bear the cost of the solicitation of proxies. In addition to the use of the U.S. mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, facsimile or telegram. Such persons will receive no additional compensation. The Company will also use the services of Georgeson Shareholder Communications, Inc., paid solicitors, to solicit proxies, for a fee of $10,000 plus out-of-pocket expenses. The Company will reimburse custodians, brokerage houses, nominees and other fiduciaries for their reasonable expenses in sending the proxy materials to their principals.

     A copy of the Company's 2001 Summary Annual Report to stockholders and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001 (the " Form 10-K") are being mailed to stockholders with this Proxy Statement. The Form 10-K was filed with the Securities and Exchange Commission (the "Commission") on December __, 2001 and includes the consolidated financial statements of the Company for its 2001 fiscal year.

                                  PROPOSAL ONE
                                  ------------

                              ELECTION OF DIRECTORS

     The Board of Directors consists of seven members divided among Class I, Class II and Class III. Pursuant to the Company's Bylaws, the directors of each class serve for a three-year term, with the term of one class expiring at each annual meeting of stockholders. The Board of Directors may elect a new director to the Board during any fiscal year, but that director may serve only until the next annual meeting of stockholders, at which time he or she must be elected by the stockholders in order to continue on the Board.

     At the Annual Meeting, the term of the director currently serving in Class III will expire, and the Board has nominated that director for reelection to a new term ending in 2005. In addition, in order that the classes of directors maintain as nearly equal numbers as possible in accordance with the Company's Bylaws, the Board has also nominated Dr. Neil Messinger, a director currently serving in Class I for a term expiring in 2003, and Alfred Camner, a director currently serving in Class II for a term expiring in 2004, for election to Class III for a term expiring in 2005. All three Class III nominees were elected by the stockholders at previous annual meetings. Effective October 1, 2001, Anne Solloway retired from the Board of Directors of the Company and BankUnited, FSB ("BankUnited"), and the Board reduced the size of the Board from eight to seven members. Mrs. Solloway had served on the Board since inception.

     Described below is information about the nominees for director. The shares shown on the enclosed proxy card, if the proxy card is returned properly executed, will be voted for the election of each of the nominees proposed by the Board of Directors whose name appears below, unless the proxy card is marked to indicate a vote against the director, or that authorization is expressly withheld. Each of the nominees for director has consented to being named as a nominee in this Proxy Statement and to serve if elected. If any nominee, however, becomes unavailable for any reason, or if a vacancy occurs before the election (which event is not now anticipated), the shares as to which a proxy is granted will be voted, at the discretion of the proxies, for substitute nominees named by the Board.

     The table describes the periods during which each director has served as a director of the Company or BankUnited. The table also describes the director's positions and offices, if any, with the Company and BankUnited, and his or her principal occupation or employment for the past five years or more.


INFORMATION ABOUT THE NOMINEES
------------------------------

The persons nominated as Class III directors are:

                                                                                             TERM AS
                        NAME, AGE, PRINCIPAL OCCUPATION,                           DIRECTOR  DIRECTOR
                      DIRECTORSHIPS AND BUSINESS EXPERIENCE                         SINCE    EXPIRES
                      -------------------------------------                         -----    -------


ALLEN M. BERNKRANT:  Age 71                                                          1985      2002
      Director of the Company (1993 to present) and BankUnited (1985 to present); Private investor in Miami, Florida (1990 to present).

ALFRED R. CAMNER (1):  Age 57                                                        1984      2004
      Director, Chairman of the Board and Chief Executive Officer (1993 to
      present), President (1993 to 1998, April 2001 to present) and Chief
      Operating Officer (April 2001 to present) of the Company; Director,
      Chairman of the Board and Chief Executive Officer (1984 to present),
      President (1984 to 1993, 1994 to 1998, April 2001 to present), and Chief
      Operating Officer (April 2001 to present) of BankUnited; Senior Managing
      Director (1996 to present) of Camner, Lipsitz and Poller, Professional
      Association, attorneys-at-law; General Counsel to CSF Holdings, Inc. and its subsidiary, Citizens Federal Bank (1973 to 1996); Director, Executive
      Committee member, Loan America Financial Corporation (1985 to 1994).



                                                 (Table continued on next page.)


                                                                                             TERM AS
                        NAME, AGE, PRINCIPAL OCCUPATION,                           DIRECTOR  DIRECTOR
                      DIRECTORSHIPS AND BUSINESS EXPERIENCE                         SINCE    EXPIRES
                      -------------------------------------                         -----    -------
NEIL H. MESSINGER, M.D.:  Age 63                                                     1996      2003
        Director of the Company and BankUnited (1996 to present); Radiologist;
        President (1986 to present) of Radiological Associates, Professional
        Association; Chairman (1986 to present) of Imaging Services of Baptist
        Hospital.

INFORMATION ABOUT THE CONTINUING MEMBERS OF THE BOARD OF DIRECTORS
------------------------------------------------------------------

        The directors who are not currently standing for election are:

CURRENT CLASS I DIRECTORS:
--------------------------

MARC D. JACOBSON:  Age 59                                                            1984      2003
        Director (1993 to present) and Secretary (1993 to 1997) of the Company;
        Director (1984 to present) and Secretary (1985 to 1996) of BankUnited;
        Senior Vice President of Head-Beckham AmerInsurance Agency, Inc., and
        its predecessor, Head-Beckham Insurance Agency, Inc. (1990 to present).

MARC LIPSITZ:  Age 60                                                                1996      2003
        Director (1996 to present) and Secretary (1997 to present) of the
        Company; Managing Director (1996 to present) of Camner, Lipsitz and
        Poller, Professional Association, attorneys-at-law, and its predecessor,
        Stuzin and Camner, Professional Association, attorneys-at-law; General
        Counsel of Jefferson National Bank (1993 to 1996); Partner, Stroock
        Stroock & Lavan, attorneys-at-law (1991 to 1993).

CURRENT CLASS II DIRECTORS:
---------------------------

LAWRENCE H. BLUM:  Age 58                                                            1984      2004
         Director and Vice Chairman of the Board of the Company (1993 to
         present) and BankUnited (1984 to present); Managing Director (1992 to present) and partner (1974 to present) of Rachlin, Cohen & Holtz, certified public accountants.

MEHDI GHOMESHI:  Age 45                                                              1998      2004
         Director, Executive Vice Chairman of the Board (April 2001 to present), and President and Chief Operating Officer (December 1998 to April 2001)
         of the Company and BankUnited; Market President of NationsBank, South
         Florida (January 1998 to December 1998); President and Chief Operating
         Officer of Barnett Bank, South Florida (1996 to 1998); Director of
         Special Assets and Risk Management, Barnett Bank, Inc. (1995 to 1996);
         Executive Vice President, Commercial Real Estate, Barnett Bank of South
         Florida (1993 to 1995).

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF ALL OF THE
NOMINEES FOR ELECTION AS DIRECTORS.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Executive Committee is authorized to exercise the powers of the Board of Directors between regular meetings of the Board, including the power to formulate plans, policies and programs for the management, operation and development of the Company and BankUnited. The Executive Committee also selects nominees for election as directors. Alfred R. Camner, Mehdi Ghomeshi, Lawrence Blum and Marc Lipsitz act as the Executive Committee of the Company's Board and, except for Marc Lipsitz, as the Executive Committee of BankUnited's Board. During the 2001 fiscal year, the Executive Committee of the Company and Bank met at various times during the course of the year.

         During fiscal 2001, the Compensation Committee recommended to the Board of Directors compensation for the Chairman of the Board and Chief Executive Officer and the Executive Vice Chairman of the Board, and approved compensation for the other senior and executive officers. Allen M. Bernkrant and Neil H. Messinger, M.D. currently serve as the Compensation Committee of the Company and BankUnited. Prior to October 1, 2001, Marc Jacobson also served on the Committee. The Compensation Committee had 3 meetings in fiscal 2001.

         The Audit Committee's responsibility is to monitor and oversee management's functions with regard to responsibility for the Company's internal controls and the financial reporting process and the independent accountants' performance of an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuance of a report thereon. Mr. Bernkrant, Mr. Jacobson and Dr. Messinger make up the Board's Audit Committee. The current members of the Audit Committee are not officers or employees of the Company or its subsidiaries, and do not have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The members of the Audit Committee are independent directors, as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards, as modified or supplemented. The Audit Committee had 9 formal meetings in fiscal 2001 and conferred on a regular basis to review interim and internal audit reports.

         The Company's Board of Directors and BankUnited's Board of Directors each held 11 meetings during fiscal 2001. Each continuing director and the current director nominated for reelection attended at least 75% of all meetings of the Company's Board and at least 75% of all meetings of BankUnited's Board during the period in which the director was a member. Each director attended at least 75% of the total number of meetings held by all committees on which he or she served.

COMPENSATION OF DIRECTORS

         Each director who served on the Company's Board or BankUnited's Board during the 2001 fiscal year received a fee for each Board meeting. Directors who were members of both the Company and BankUnited's Boards received as a fee for each joint meeting of both Boards, $1,400 cash and, except for Alfred Camner, Chairman of the Board and Chief Executive Officer, and Mehdi Ghomeshi, Executive Vice Chairman, an option to purchase 500 shares of Class A Common Stock. If the director was a member of only the Board of the Company or the Board of BankUnited, but not both, or if the meeting was a meeting of the Board of the Company or the Board of BankUnited, but not both, the fee paid consisted of $1,300 cash and an option to purchase 500 shares of Class A Common Stock. Neither Alfred Camner nor Mehdi Ghomeshi received any stock options for directors' fees during fiscal 2001. If any director of the Company or BankUnited had more than two unexcused absences from Board meetings during the 2001 fiscal year, that director thereafter received fees only for those meetings which he or she attended. Upon the retirement of Anne Solloway on October 1, 2001, the Board, in recognition and gratitude for her long service to the Company and BankUnited, approved and authorized the payment to her of $1,400 per month, for a three-year period from that date.

         During the 2001 fiscal year, non-employee directors who were members of a Board committee or of BankUnited's Community Reinvestment Act Committee received an additional fee per committee meeting attended. The fee for committee meetings is $600 per hour, with a minimum fee of $300 for one-half-hour or less, and an option to purchase 150 shares of Class A Common Stock.

         Effective December 19, 2001, the Board approved an increase in cash fees from $1,400 to $1,700 for each joint meeting of both Boards, and from $600 to $1,000 for each Audit Committee meeting. If the director was a member of only the Board of the Company or the Board of BankUnited, but not both, or if the meeting was a meeting of the Board of the Company or the Board of BankUnited, but not both, the cash fee increased from $1,300 to $1,600 for each meeting. No other changes were made to the fee structure.

                             EXECUTIVE COMPENSATION

ANNUAL COMPENSATION

         The following table describes the compensation earned by the Chairman of the Board, and other executive officers of the Company and BankUnited whose total annual salary and bonus exceeded $100,000 during the 2001 fiscal year (the "named executive officers").

                           Summary Compensation Table


                                                                                 Long Term Compensation
                                                                             -----------------------------
                                              Annual Compensation                       Awards
                                    ---------------------------------------  -----------------------------
                                                                             Restricted       Securities
 Name and Principal         Fiscal                            Other Annual     Stock          Underlying         All Other
      Position               Year   Salary($)   Bonus($)(A)  Compensation($)   Awards        Options(#)(B)     Compensation($)
--------------------------   ----   ---------   -----------  ---------------   ------        -------------     ---------------
Alfred R. Camner             2001   $479,167     $400,000      $ 11,916      $585,626(C)         150,000         $84,793(E)
  Chairman of the Board,
  Chief Executive Officer,   2000   $366,667     $300,000      $ 16,500          - -              75,000         $88,280
   President and Chief
   Operating Officer of the  1999   $322,913     $ 13,000      $ 18,563      $245,425(C)         890,651(D)      $ 63,794
  Company and BankUnited


Mehdi Ghomeshi               2001   $416,667     $335,000          - -       $560,625(G)          75,000         $ 39,794(H)
  Executive Vice Chairman
  of the Board of the        2000   $366,667     $200,000          - -           - -              75,000         $ 46,769
  Company and BankUnited
                             1999   $270,833(F)      - -           - -       $357,438(G)         131,800         $ 26,311


Janette L. Davis             2001   $160,833     $ 80,000          - -       $  7,500(I)          35,000         $  8,363(J)
  Senior Executive Vice
  President, Consumer        2000   $140,000     $ 60,000          - -           - -              30,000         $ 10,463
  Banking Executive of
  BankUnited                 1999   $ 79,615(F)      - -           - -           - -              11,500             - -


Humberto L. Lopez            2001   $158,542     $ 70,000          - -       $  6,000(I)          30,000         $  8,885(J)
  Senior Executive Vice
  President, Chief Financial 2000   $139,604     $ 25,000          - -           - -              15,000         $  9,592
  Officer of the Company
  and  BankUnited            1999   $ 84,820(F)      - -           - -           - -              11,500             - -


Vincent F. Post, Jr.         2001   $157,500     $ 80,000          - -       $  7,500(I)          35,000         $  8,213(J)
  Senior Executive Vice
  President, Commercial      2000   $141,667     $ 50,000          - -           - -              30,000         $ 10,463
  Banking Executive of
  BankUnited                 1999   $102,324(F)      - -           - -           - -              10,500         $   175


-----------
$-  Dollar amounts.
#-  Number of shares granted.

(A) Stock bonuses are included at their fair market value on the dates of grant.

(B) All information provided relates to option grants. All amounts are adjusted for stock splits. The securities underlying options are shares of Class A Common Stock, Class B Common Stock and Series B Preferred Stock.

         Each share of Class B Common Stock is convertible into one share of Class A Common Stock, and each share of Series B Preferred Stock is convertible into 1.4959 shares of Class B Common Stock.

(C) Includes, for fiscal 2001, awards of 83,333 restricted shares of Class A Common Stock, none of which were vested at the end of fiscal 2001. Includes, for fiscal 1999, 25,000 restricted shares of Series B Preferred Stock, of which 15,000 shares were still restricted at the end of fiscal 2001. All of the shares of restricted stock vest over a period of five years from the date of grant. At the end of fiscal 2001, the restricted shares had a fair market value of approximately $1,551,668. Dividends may be paid on the restricted stock.

(D) Includes repriced options to purchase 706,250 shares, which were granted over the preceding 7 years and amended as to exercise price during the 1999 fiscal year. These repriced options amended existing options and were not granted as new options to purchase additional shares. The repriced options are included only because the Rules require the repriced options to be disclosed as if they were the grant of new options in the year in which they were repriced.

(E) Reflects approximately $60,671 in insurance premiums, Company contributions of approximately $7,322 to the 401(k) Profit Sharing Plan, and $16,800 in cash directors' fees.

(F) Executive Officers Ghomeshi, Davis, Lopez and Post joined the Company and/or BankUnited during the 1999 fiscal year, and their fiscal 1999 compensation does not reflect a full year.

(G) Includes awards of 80,000 and 43,000 restricted shares of Class A Common Stock which were granted in the 2001 and 1999 fiscal years, respectively, all of which vest over a period of two to five years from the dates of grant. At the end of fiscal 2001, 84,800 of these shares were still restricted and had a fair market value of approximately $1,244,016. Dividends may be paid on the restricted stock.

(H) Includes approximately $15,119 in life insurance premiums, Company contributions of approximately $7,875 to the 401(k) Profit Sharing Plan and $16,800 in cash directors' fees.

(I) Includes awards of 1,000, 800 and 1,000 restricted shares of Class A Common Stock to Ms. Davis, Mr. Lopez and Mr. Post, respectively, in the 2001 fiscal year, all of which vest over a period of five years from the date of grant. At the end of fiscal 2001, all of these shares were still restricted and had fair market values of $14,670, $11,736 and $14,670, respectively.

(J)      Reflects Company contributions to the 401(k) Profit-Sharing Plan.

 Compensation Pursuant to Plans

         2001 Stock Option Grants. The following table provides details about stock options granted to the named executive officers during the 2001 fiscal year. In addition, in accordance with the rules of the Securities and Exchange Commission, the table describes the hypothetical gains that would exist for the respective options based on assumed rates of annual compound stock appreciation of 5% and 10% from the date of grant to the end of the option term. These hypothetical gains are based on assumed rates of appreciation. The actual gains, if any, on stock option exercises are dependent on the future performance of the Class A Common Stock, overall stock market conditions, and the named executive officer's continued employment with the Company and BankUnited. As a result, the amounts reflected in this table may not necessarily be achieved.

                      OPTION GRANTS IN LAST FISCAL YEAR (A)

                                                                                          Potential Realizable
                                                                                         Value at Assumed Annual
                                                                                          Rates of Stock Price
                                              Individual Grants                        Appreciation for Option Term
                         ----------------------------------------------------------    ----------------------------
                                           Percent of Total
                        No. of Securities      Options         Exercise
                           Underlying          Granted          or Base
                             Options         to Employees        Price     Expiration
       Name                 Granted(#)      in Fiscal Year     ($/Share)      Date         5%($)          10%($)
-----------------       -----------------  -----------------   ---------     ------    ------------    ------------
Alfred R. Camner              75,000            11.37%            7.50    10/25/2010      353,753        896,480
                              75,000            11.37%           14.09     6/20/2011      664,584      1,684,187

Mehdi Ghomeshi                75,000            11.37%            7.50    10/25/2010      353,753        896,480

Janette L. Davis              30,000             4.55%            7.50    10/25/2010      141,501        358,592
                               5,000                 *           14.09     6/20/2011       44,306        112,279

Humberto L. Lopez             20,000             3.03%            7.50    10/25/2010       94,334        239,061
                              10,000             1.52%           14.09     6/20/2011       88,611        224,558

Vincent F. Post, Jr.          30,000             4.55%            7.50    10/25/2010      141,501        358,592
                               5,000                 *           14.09     6/20/2011       44,306        112,279



#- Number of shares underlying options granted.
$- Dollar amounts.
*- Less than 1%.

(A) The options permit the holder to purchase the specified number of shares of Class A Common Stock at an exercise price which is at least the fair market value of the Class A Common Stock on the date of grant. The options have terms of 10 years from the original date of grant but may terminate sooner upon termination of the holder's employment or service with the Company or BankUnited. The options vest and become exercisable over a period of five years from the date of grant, but become fully vested and immediately exercisable upon the death or disability of the optionee, or a change in control of the Company. In addition, pursuant to their employment agreements with the Company and BankUnited, options granted to Alfred Camner and Mehdi Ghomeshi may become fully vested and immediately exercisable upon termination by the Company without cause, or the Company's failure to extend the officer's employment agreement or in certain other circumstances. The options were granted in the 2001 fiscal year as bonuses for services rendered during the 2000 fiscal year. Options are transferable by will or the laws of descent or distribution, pursuant to the designation of a beneficiary, or as approved by the Compensation Committee of the Company in its sole discretion.

     2001 Stock Option Exercises. The named executive officers exercised stock options during the 2001 fiscal year as follows:

                OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE

                                                                     Number of
                                                                    Securities                     Value of
                                                                    Underlying                    Unexercised
                                                                    Unexercised                  In-the-Money
                                                                      Options                       Options
                                                             at September 30, 2001 (#)      at September 30, 2001 ($)
                   Shares Acquired                          ----------------------------   ---------------------------
  Name              On Exercise(#)     Value Realized ($)    Exercisable  Unexercisable    Exercisable   Unexercisable
-----------         --------------     ------------------   ------------  --------------   -----------   -------------
Alfred R. Camner       60,467             $481,482           $826,957      $243,334     $7,940,341   $   943,950

Mehdi Ghomeshi            - -                  - -             89,966       191,834        627,749     1,276,370

Janette L. Davis          - -                  - -             11,966        64,534         81,765       402,570

Humberto L. Lopez         - -                  - -              8,966        47,534         63,630       261,230

Vincent F. Post, Jr.      - -                  - -             11,299        64,201         76,399       399,890


#- Number of shares. Includes shares of Series B Preferred Stock or Class B Common Stock on an unconverted basis or Class A Common Stock. See "Annual Compensation - -Summary Compensation Table," Note (B), for information on the convertibility of the Class B Common Stock and the Series B Preferred Stock.

$- Dollar amounts. The fair market value of the Class B Common Stock is equal to the market price of the Class A Common Stock, which is publicly traded, and the fair market value of the Series B Preferred Stock is equal to 1.4959 times the market price of the Class A Common Stock.


EXECUTIVE EMPLOYMENT AGREEMENTS

         During the 2001 fiscal year the Company and BankUnited had separate employment agreements with Alfred R. Camner. In addition, the Company and BankUnited had employment agreements with Mehdi Ghomeshi, and change of control agreements with Janette Davis, Humberto Lopez and Vincent Post, Jr.

         The employment agreements establish the duties and compensation of Mr. Camner and Mr. Ghomeshi, and, together with the change of control agreements, are intended to ensure that the Company and BankUnited will be able to maintain stable and competent executive management. The continued success of the Company and BankUnited depend to a significant degree on the skills and competence of such executive management.

         Mr. Camner's employment agreement with the Company has a five-year term which is automatically extended by one additional day each day unless either party elects not to extend the agreement. Mr. Camner's agreement with BankUnited has a three-year term which may be extended by BankUnited's Board.

         Mr. Camner's employment agreements with the Company and BankUnited provide in the aggregate for an annual salary which may be increased by the Board of Directors upon review prior to each anniversary date of the agreement. At fiscal year end, Mr. Camner's annual salary pursuant to the agreements was $675,000. This salary had been increased effective July 1, 2001, following Mr. Camner's assumption of the additional responsibilities of President and Chief Operating Officer from Mr. Ghomeshi in April 2001. In addition, Mr. Camner may receive other cash or stock compensation in such amounts as determined by the Board of Directors from time to time. See "Report on Executive Compensation" for additional information on Mr. Camner's compensation. Mr. Camner is also entitled to participate in and receive benefits under any and all employee benefit and compensations plans maintained by and covering similar executives of the Company and BankUnited.

         Mr. Camner's employment agreements provide for termination by the Company or BankUnited at any time for cause, as defined in the agreements. Mr. Camner will be entitled to receive severance benefits upon termination, unless termination occurs because of discharge for cause, death or disability, or, except in certain circumstances specified in the agreement, voluntary resignation. The severance payments and benefits to which Mr. Camner may become entitled include amounts and benefits which are earned and unpaid at the time of termination, and amounts and benefits which would be earned or paid for the remaining 5 year term of the agreement, such as: earned and unpaid compensation and accrued benefits; continuation of insurance benefits for the remaining term of the agreement; lump sum payments for the present value of the total salary, pension benefits and employer defined plan contributions which would have been earned for the remaining term of the agreement; and bonuses and incentive compensation which would have been earned during the remaining term of the agreement. In addition, severance payments include continued provision to Mr. Camner, at the expense of the Company and BankUnited, of certain facilities and services comparable to that provided to Mr. Camner prior to termination.

         Payments to Mr. Camner under his employment agreement with BankUnited will be guaranteed by the Company in the event that payments or benefits are not paid by BankUnited. To the extent that payments under the Company's employment agreement and BankUnited's employment agreement are duplicative, payments due under the Company's employment agreement would be offset by amounts actually paid by BankUnited. The employment agreements also provide for the Company and BankUnited to indemnify Mr. Camner for reasonable costs incurred by him as a result of his good faith efforts to defend or enforce the agreements provided that he shall have substantially prevailed on the merits.

         Cash and benefits paid to Mr. Camner under the employment agreements together with payment under other benefit plans following a "change in control" of the Company or BankUnited may constitute an "excess parachute" payment under
Section 280G of the Internal Revenue Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and BankUnited. The Company's employment agreement includes a provision indemnifying Mr. Camner on an after-tax basis for any "golden parachute" excise taxes. Mr. Camner's employment agreement with the Company provides for the Company to pay him any severance and related payments, such as the "golden parachute" tax indemnification payments, that may not be paid to him by BankUnited due to applicable regulatory restrictions.

         The Company and BankUnited entered into new employment agreements with Mr. Ghomeshi effective April 15, 2001, which reflect Mr. Ghomeshi's decision to relinquish the duties and responsibilities of President and Chief Operating Officer of both entities, and become the Executive Vice Chairman of both entities. In his new role, Mr. Ghomeshi provides strategic counsel and guidance instead of managing the day-to-day operations of the Company and BankUnited. Mr. Ghomeshi's employment agreement with the Company has a 15-year term which extends through May 31, 2016. Mr. Ghomeshi's agreement with BankUnited has a one-year term subject to annual renewal by the Board for up to 14 additional years. The agreements provide for a total annualized salary of $425,000 through May 31, 2002, in addition to a bonus for fiscal 2001, after which Mr. Ghomeshi receives a lesser salary. Mr. Ghomeshi's employment agreements also provide for continued disability, health and life insurance and other benefits. If the agreement expires at full term, the Company will continue to arrange for medical, disability and life insurance coverage for Mr. Ghomeshi up until his sixty-fifth birthday.

         The Company or BankUnited may terminate Mr. Ghomeshi's employment at any time for cause. The agreements may also be terminated due to a change in control. If termination occurs pursuant to Mr. Ghomeshi's election upon a change in control, then the Company will pay Mr. Ghomeshi a lump sum cash payment equal to three times his annual compensation over the preceding three years and the surviving entity will provide insurance benefits to Mr. Ghomeshi until his sixty-fifth birthday. The agreements provide for certain benefits to be paid to Mr. Ghomeshi's estate and beneficiaries in the event of his death. Mr. Ghomeshi's employment agreements also contain a "gross-up" provision designed to make Mr. Ghomeshi whole for any withholding and excise taxes which may become payable in connection with termination payments, as well as confidentiality and non-compete commitments by Mr. Ghomeshi.

         The change of control agreements with Ms. Davis, Mr. Lopez and Mr. Post do not affect BankUnited's employment rights or obligations with respect to the executive officers prior to a change in control. Each change of control agreement continues in effect until terminated by the parties or until the termination of the officer's employment. Under the change of control agreements, the executive officer would be entitled to severance pay and benefits if BankUnited terminated his employment for a reason other than disability or cause or if the executive officer terminated his employment for good reason during a period following a change in control of the Company or BankUnited. For each executive officer, the severance payment would be a lump sum payment consisting of a year's salary, bonus and other accrued compensation and benefits. Any payments made pursuant to the agreements, however, would be subject to the limitations set forth in Section 280G of the Internal Revenue Code of 1986, as amended.

REPORT ON EXECUTIVE COMPENSATION

         The following report of the Compensation Committee, Executive Committee and the Board of Directors regarding compensation of the Company's and BankUnited's executive officers, including the Chief Executive Officer, for the fiscal year ended September 30, 2001, is made pursuant to the rules of the Securities and Exchange Commission. The Company and/or BankUnited shall be referred to as the "Company," for the purposes of this report. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

         General. The Compensation Committee, the Executive Committee and/or the Board of Directors determine the compensation of the Company's executive officers. The Compensation Committee recommends salaries, bonuses and stock options for Alfred R. Camner and Mehdi Ghomeshi to the Board, and the Board approves or rejects such recommendations. The Compensation Committee also approves the salaries, bonuses and stock options for the other executive officers.

         The Company's executive compensation policies are intended to provide incentives for achieving annual and long-term goals and to reward superior corporate and individual performance. During fiscal 2001, compensation of the Company's executive officers consisted of salary, bonuses and stock options. The Board and the Compensation Committee determined compensation by reviewing and considering the accomplishment of a combination of organizational, individual, financial, operational and customer satisfaction objectives. Criteria used in determining and awarding incentive compensation for the 2001 fiscal year were set forth in a compensation policy for executive officers approved by the Compensation Committee in December 2000.

         The Board, the Compensation Committee and/or the Executive Committee adjusted the salaries of executive officers already employed with the Company, and set salaries for new executive officers as hired. The salary paid by the Company is intended to set a base level of income which takes into account the executive officer's responsibilities and qualifications, industry and regulatory standards, prior Company performance and the individual's contributions to that performance, and tenure with the Company. In setting salaries, the Board and the Committee referred to and compared information on employment and compensation arrangements made by other financial institutions with their executive officers, and gave significant consideration to the guidelines provided by the Office of Thrift Supervision. The Board and the Committee considered the Company's overall performance in fiscal 2000, including, without limitation, the Company's income and earnings, control of expenses and development and expansion of its product lines, market areas, strategies and customer relationships. The Board and the Committee evaluated the contributions of each executive officer to those results. The Board and the Committee also considered the responsibilities and challenges which each executive officer would have during the 2001 fiscal year, given the Company's focus on increasing stockholder value by improving income, profitability and efficiency, reducing operating expenses, expanding and establishing profitable business lines and building customer relationships. Based on these considerations, the Board and the Committee adjusted and set fiscal 2001 salary levels which it believed to be reasonable and appropriate for the 2001 fiscal year.

         At the beginning of fiscal 2001, the Committee and the Board also granted cash and stock bonuses and stock options to employees and executive officers for services rendered during the 2000 fiscal year. It is the Company's policy to provide incentives based on the Company's results in light of the competitive and other factors affecting the Company's operating environment, and the Compensation Committee determined the amount of annual bonuses and stock options for fiscal 2000 by reviewing the Company's performance for that year. In determining the amount of the incentives to be awarded for fiscal 2000, the Compensation Committee and the Board considered the Company's overall 2000 performance, in particular, the Company's execution of its plan to be a full service banking institution, in determining the amount of bonuses and options which were granted.

         The Committee and the Board also granted stock options during fiscal 2001 as a means of attracting experienced and high quality executives and relating executives' compensation to the interests of the Company's stockholders. In addition, in June 2001, the Company granted stock options to its CEO, certain of its executive officers and other persons who had made substantial contributions to the success of the Company's secondary common stock offering.

         Except in certain circumstances, such as a change in control, awards of options and stock subject to vesting are forfeited as to the portion remaining unvested at the date of termination if the officer or employee leaves the Company prior to completion of the vesting schedule. The Board believes that these vesting schedules encourage executive officers to make long-term commitments to the Company.

         The incentive award opportunities for each management and non-management position for the 2001 fiscal year were established based on a multi-tiered participation level; job descriptions determined the tier level of each plan participant. Threshold, goal, and maximum incentive award amounts were developed based on the Company's strategic plan and priorities established by executive management and the Company's Board of Directors. The calculation of actual awards to individuals was based on criteria tied to specific organizational, departmental or individual performance goals and objectives. Annual incentive amounts were tied to an overall assessment of individual performance, with some adjustment based on individual/departmental or bank-wide performance for certain managers.

         The Committee identified a number of performance measures to be used either individually or in combination, and the factors used to evaluate the Company's and individual performance in fiscal year 2001 included, on a Company-wide basis, consolidated net income and earnings per share, and, on a divisional, departmental and/or individual basis, non-interest revenue/income, net non-interest expense control, deposit growth, loan production, customer satisfaction, customer retention, sales and referral revenue, and earnings per share. In general, target goals are set when the Compensation Committee sets performance targets for the Company, and each executive officer and senior manager aligns his or her business goals with corporate objectives. Actual awards are granted when the Company's Compensation Committee reviews the target goals and actual results after the end of the fiscal year, and determines the awards which should be granted based upon that review.

         Chief Executive Officer's Fiscal 2001 Compensation. As with all of the Company's executive officers, the compensation for Mr. Camner consists of base salary, cash and stock bonuses and stock options. For fiscal 2001, the Board and the Compensation Committee considered similar factors in setting Mr. Camner's salary, and in setting criteria for bonuses and stock option awards to Mr. Camner, as for other executive officers, as discussed above. At the beginning of fiscal 2001, Mr. Camner was granted cash and stock bonuses and stock options for services rendered in fiscal 2000 which contributed significantly to the Company's growth in income, earnings and assets and value and recognition as a significant Florida banking franchise. Mr. Camner's salary was also adjusted in consideration of such performance in December 2000. In July 2001, Mr. Camner's salary was adjusted once again in recognition that his duties and responsibilities had increased substantially and materially as a result of his assumption of the roles of President and Chief Operating Officer in addition to his already existing duties as Chairman and Chief Executive Officer (see discussion under "Executive Employment Agreements"). The Compensation Committee recommended the Chief Executive Officer's salary and the methodology for determining the Chief Executive Officer's annual bonuses and stock options to the Board and these recommendations were then approved by the Board of Directors. The measuring criteria used by the Compensation Committee for determining Mr. Camner's bonus for the 2001 fiscal year were net income and/or earnings per share.

         The Internal Revenue Code of 1986, as amended, limits the deductibility for federal income tax purposes of annual compensation paid by a publicly held company to its chief executive officer and its four other highest paid executives for amounts greater than $1 million, unless certain conditions are met. Prior to fiscal 2001, the Company's compensation levels had been such that the provision had not affected the determination of executive compensation, but the Company closely monitored its compensation levels to determine whether any action had become necessary or appropriate to comply with the limitations set by the Code. In fiscal 2001, substantially as a result of an election to pay taxes on restricted stock, compensation received by the Company's Chief Executive Officer exceeded the $1 million threshold by approximately $100,000. The Company has commenced implementation of procedures to reduce the possibility of such occurrences in the future (see, e.g., Proposal Two, regarding adoption of a new compensation plan). The Board and the Committee, however, reserve the right to use good independent judgment, on a case by case basis, to make nondeductible awards to reward officers and employees for excellent service or to recruit new employees while taking into consideration the financial effects such action may have on the Company.

COMPENSATION COMMITTEE:                             BOARD OF DIRECTORS:
         Allen M. Bernkrant                              Allen M. Bernkrant
         Neil H. Messinger, M.D.                         Lawrence H. Blum
                                                         Alfred R. Camner
                                                         Mehdi Ghomeshi
                                                         Marc D. Jacobson
                                                         Marc Lipsitz
EXECUTIVE COMMITTEE:                                     Neil H. Messinger, M.D.
         Lawrence H Blum
         Alfred R. Camner
         Mehdi Ghomeshi
         Marc Lipsitz

REPORT OF THE AUDIT COMMITTEE

         The following report of the Audit Committee (for the purposes of this report, the "Committee") is made pursuant to the rules of the Securities and Exchange Commission. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

         Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Committee's responsibility is to monitor and review these processes, but that responsibility does not include conducting auditing or accounting reviews or procedures. In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         The Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees), as it may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

         Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2001 be included in the Company's Annual Report on Form 10-K for the last fiscal year, for filing with the Securities and Exchange Commission.

         The members of the Committee note, however, that they are not employees of the Company, and may not represent themselves or serve as accountants or auditors by profession or experts in the fields of accounting or auditing. The Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity in accordance with generally accepted accounting principles and on the representations of the independent auditors included in their report on the Company's financial statements. The Committee's oversight does not provide an independent basis for determining that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee's review does not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

                                                     AUDIT COMMITTEE
                                                          Allen M. Bernkrant
                                                          Marc D. Jacobson
                                                          Neil Messinger

AUDIT FEES

         The following table sets forth the aggregate fees billed to the Company and its subsidiaries by PricewaterhouseCoopers LLP, the Company's independent auditors, for the fiscal year ended September 30, 2001:

               Audit fees                                           $    179,000

               Financial information systems design
                and implementation fees                             $          0

               All other fees (1)                                   $    357,000
                                                                    ------------

                                                                    $    536,000

(1) Includes primarily auditing, accounting, and tax related fees, totaling $279,000 which were incurred for the audit of the Company's 401(k) plan, certain regulatory reports, services in connection with the Company's registration statement for its secondary common stock offering, and tax services.

         The Audit Committee has considered whether the provision of the services included in the caption "All other fees" above is compatible with maintaining the independent auditors' independence.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As described above under "Election of Directors--Meetings and Committees of the Board of Directors," the current members of the Compensation Committee are Allen M. Bernkrant and Neil H. Messinger, M.D. During the 2001 fiscal year, Marc Jacobson was also a member of the Compensation Committee. See "Certain Relationships and Related Transactions" below for information regarding transactions with Head-Beckham, of which Marc Jacobson is an officer.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From time to time, BankUnited makes loans in the ordinary course of business to its directors, officers and employees, as well as to members of their immediate families and affiliates, to the extent consistent with applicable laws and regulations. All of such loans are and have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         During the 2001 fiscal year, the Company and BankUnited employed the law firm of Camner, Lipsitz and Poller, Professional Association, as general counsel. Alfred R. Camner, Chief Executive Officer and Chairman of the Board of the Company and BankUnited, is the Senior Managing Director of Camner, Lipsitz and Poller. Marc Lipsitz, Corporate Secretary and a member of the Board of the Company, is the Managing Director of Camner, Lipsitz and Poller. During the 2001 fiscal year, the Company paid Camner, Lipsitz and Poller approximately $2.1 million in legal fees allocable to mortgage loan closings, foreclosures, litigation, corporate and other matters. A substantial portion of the fees allocable to mortgage loan closings are reimbursed by borrowers.

         During the 2001 fiscal year, Head-Beckham AmerInsurance Agency, Inc. ("Head-Beckham") received approximately $84,000 in commissions on premiums paid for the Company's and BankUnited's directors' and officers' liability, banker's blanket bond, commercial multi-peril and workers' compensation insurance policies. Marc Jacobson, a director of the Company and BankUnited, is a senior vice president and member of the Board of Directors of Head-Beckham. American Central Insurance Agency ("American Central"), of which Mr. Jacobson's wife is the president and owner, received approximately $60,966 in commissions on premiums paid for health and dental insurance policies obtained by the Company and BankUnited through that agency. The Company believes that the commissions and premiums paid on policies obtained through Head-Beckham and American Central Insurance Agency are comparable to those that would be paid for policies obtained through unaffiliated agencies.

         In 1997 BankUnited entered into a lease for property located in the West Miami Airport area, on which it opened a branch office. The property is owned by a partnership, which is owned 25% by Alfred Camner, 25% by Charles B. Stuzin, a stockholder shown in the table, "Security Ownership of Certain Beneficial Owners and Management," and the remaining 50% by Ruth Stuzin, Charles
B. Stuzin's mother. In fiscal 2001, BankUnited exercised an option under the lease to extend its term through June 30, 2009. Under the new terms of the lease, the annual rent for the property is $120,744, which is a reduction of $.50 per square foot from the previous rent, and the lease may be renewed for two additional three-year terms. The lease terms reflect market rates comparable to those prevailing in the area for similar transactions involving non-affiliated parties at the time that the lease was made.

                          STOCK PRICE PERFORMANCE GRAPH

         The following graph presents a comparison of the cumulative total stockholder return on the Company's Class A Common Stock with the Nasdaq Stock Market Index and the selected peer group (the "Peer Group"). The Peer Group includes the following financial institutions: BankAtlantic Bancorp, Inc., Community Savings Bankshares, Federal Trust Corporation, FFLC Bancorp, Inc., Fidelity Bankshares, Inc., Harbor Florida Bancshares, Inc., Pointe Financial Corporation, Seacoast Banking Corporation and Republic Bankshares. The Peer Group was chosen because it consists of publicly-held financial institutions located in Florida.

         This graph assumes that $100 was invested on September 30, 1996 in the Company's Class A Common Stock and in the other indices, and that all dividends were reinvested. The stock price performance shown below is not necessarily indicative of future price performance.



BANKUNITED FINL CORP


                                                      Cumulative Total Return
                                   ------------------------------------------------------------
                                      9/96      9/97       9/98      9/99      9/00      9/01
BANKUNITED FINANCIAL CORPORATION     100.00    169.35     141.94    102.42     95.16   189.29
NASDAQ STOCK MARKET (U.S.)           100.00    137.27     139.44    227.82    302.37   123.64
PEER GROUP                           100.00    191.73     122.27    110.60    107.05   165.59



         This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                                  PROPOSAL TWO
                                  ------------

                                   APPROVAL OF
                     THE 2002 STOCK AWARD AND INCENTIVE PLAN


         The Board of Directors has approved and adopted the 2002 Stock Award and Incentive Plan (the "Plan") subject to stockholder approval. The Plan will become effective as of October 1, 2001, if approved by the stockholders at the Annual Meeting.

         If approved, the Plan will replace the Company's 1996 Incentive Compensation and Stock Award Plan (the "1996 Plan") as the plan under which incentive compensation awards are granted to employees, officers, directors, consultants, advisors and other persons who render substantial services to the Company and its subsidiaries. The 1996 Plan does not contain all of the provisions necessary or recommended to qualify incentive compensation awards granted to highly-paid executive officers for deduction by the Company for federal income tax purposes (see discussion under "Tax Law Provisions under Section 162(m)") and these provisions have been included in the Plan. In addition, the Plan reserves additional shares of the Company's Class A Common Stock, Class B Common Stock and Series B Preferred Stock to meet anticipated compensation needs for fiscal 2001 and 2002. The Company has estimated that the number of shares remaining available for the grant of incentive awards under the 1996 Plan would be insufficient for the grant of bonus and incentive compensation awards for fiscal 2002.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL TWO TO APPROVE AND ADOPT THE 2002 STOCK AWARD AND INCENTIVE PLAN.

                         GENERAL DESCRIPTION OF THE PLAN

         The following description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Exhibit A to this proxy statement.

PURPOSE OF THE PLAN

         The purpose of the Plan is to provide meaningful incentives to current and prospective officers, directors and employees of the Company and its subsidiaries. The Board believes that structuring compensation as a reward for outstanding service, or based upon the achievement of performance goals, helps to motivate officers and employees to exert their utmost efforts in the interest of achieving the Company's business plan. In addition, the proprietary interest conveyed through stock options and other stock related rewards promotes shared interests between the Company's stockholders and its officers and employees, and helps the Company attract, compete for and retain highly talented and qualified personnel.

         The Plan authorizes the Compensation Committee of the Board of Directors to grant compensation to eligible persons in the form of stock-based or cash-based incentive awards. The kinds of awards which may be granted include stock options, stock appreciation rights, restricted stock, deferred stock, bonus stock and awards in lieu of obligations, dividend equivalents, other stock-based awards and performance awards.

         Administration. The Plan will be administered by the Compensation Committee of the Board of Directors, unless the Board designates a different committee. The Committee is authorized to select participants, determine the type and number of awards to be granted and the number and type of shares to which awards will relate, grant awards, specify the dates on which awards may be exercised and on which the risk of forfeiture or deferral period will lapse, determine expiration dates, set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Plan, and make all other determinations which may be necessary or advisable for the administration of the Plan. The Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the Plan.

ELIGIBLE PERSONS

         The persons eligible to receive awards under the plan are employees (including employees who are officers, executive officers or members of the Board) and non-employee directors of the Company, its subsidiaries and affiliates, and, subject to certain conditions, consultants, advisors and other persons who provide substantial services to the Company, its subsidiaries or affiliates.

AWARDS

         Stock Options. The Committee may grant both incentive stock options ("ISOs") and stock options not qualifying as ISOs. The exercise price per share subject to an option is determined by the Committee, but must generally be at least the per-share fair market value of the stock on the date of grant. The Committee will determine, among other terms, the maximum term of each option, the times at which each option will be exercisable and the manner and form of payment of the exercise price. ISO's must comply with all requirements of Code
Section 422.

         Stock Appreciation Rights. The Committee may grant stock appreciation rights ("SARs"), which entitle the recipient to receive, upon exercise, the amount by which the fair market value of one share of stock on the date of exercise exceeds the grant price. The Committee determines, among other terms, when the SAR may be exercised, the method of exercise, the form of payment, settlement and delivery, and whether the SAR will be granted by itself or in combination with another award.

         Restricted Stock. The Committee is authorized to grant shares of stock which are subject to restrictions on transferability, risk of forfeiture and other restrictions imposed by the Committee. The Committee determines, among other terms, when, in what installments and in what circumstances the restrictions will lapse, and whether the restrictions lapse separately or in combination. A recipient of restricted stock will generally forfeit the stock if his employment or service terminates while the restrictions are still in effect, but the Committee may determine otherwise on a general or individual basis. A participant granted restricted stock generally has all of the rights of a stockholder of the Company with respect to such shares, including the right to vote the shares and to receive dividends on them, unless the Committee determines otherwise. The Committee may determine the form and timing of any dividend payment on restricted stock.

         Deferred Stock. Deferred stock awards are rights to receive stock, other awards, or a combination thereof, at the end of a specified deferral period. The stock is issued upon expiration of the deferral period or, if the Committee permits, upon election by the Participant. The Committee may grant deferred stock awards and specifies, among other terms, the deferral period, restrictions on transferability, risk of forfeiture and other restrictions. The Committee also determines when, and in what installments and circumstances, restrictions will lapse, and whether the restrictions will lapse separately or in combination. A recipient of deferred stock will generally forfeit the stock if his employment or service terminates while the restrictions are in force, but the Committee may determine otherwise on a general or individual basis.

         Bonus Stock and Awards in Lieu of Cash Obligations. The Committee may grant stock as a bonus, or grant stock or other awards in lieu of Company obligations to pay cash or deliver other property as compensation. The Committee specifies the terms of the grants.

         Dividend Equivalents. The Committee may grant dividend equivalents which entitle the participant to receive cash, stock, other awards or other property equivalent to all or part of the dividends paid on a specified number of shares of stock. The Committee may grant dividend equivalents by themselves or in connection with another award (e.g. deferred stock), specify the form and method of payment or distribution, and specify, among other terms, restrictions on transferability and risk of forfeiture.

         Performance Awards. The Committee may grant performance awards consisting of cash, shares of stock, a number of other awards or a combination thereof. In order for the proposed recipients to receive the awards, the Company must achieve the performance goals set by the Committee for the specified performance period.

         In setting performance goals, the Committee must use business criteria selected from those listed in the Plan and specify targeted levels of performance for such criteria. The business criteria specified in the plan include net interest income, net interest income after provision for loan losses; income; ratios of net income or net income per common share; return on assets, investment, capital or equity; cashflow, interest expense; economic value created; operating or profit margin; stock price or stockholder return; dividend payout and specified strategic business criteria made up of objectives based on meeting specified market penetration, asset production, or deposit growth, expansion of distribution channels and other factors listed in the Plan. The Committee, in its discretion, determines the targeted levels of performance. These levels may be stated in absolute terms, as a goal relative to prior periods, as a goal in comparison to other companies, or in other terms. Performance goals must be established by the earlier of 90 days after the start of the performance period or the time that 25% of the performance period has elapsed.

         The Plan sets limits on the amounts of performance awards which may be granted to a participant in any calendar year. The annual limit for each type of stock-based performance award is 650,000 shares of all classes of stock, plus the participant's unused annual limit relating to the same type of award for the previous year. For each type of award valued, for the purposes of Code Section 162(m), in dollar amounts rather than in shares of stock, the annual limit is $3,000,000 plus the amount of the participant's unused award limit for the same kind of award for the previous year.

         The Committee determines the terms of performance awards, including the terms of settlement and whether a performance award pool is established, and may under certain circumstances, adjust awards for unusual or non-recurring events. However, the Plan requires that performance awards comply with the requirements of Code Section 162(m) and regulations thereunder in order to qualify as performance-based compensation for the purpose of federal income tax deduction by the Company.

         Tax Law Provisions Under Section 162(m). Section 162(m) of the Internal Revenue Code provides that a publicly-traded company will not be permitted to deduct for federal income tax purposes any compensation in excess of $1 million paid by it in any one year to any "covered employee" of the company, subject to certain exceptions. "Covered employees" are essentially the most highly compensated senior executives of the Company, i.e., the officers listed in the Summary Compensation Table in the proxy statement. The annual compensation that is counted under the statute for purposes of determining whether the $1 million limit has been exceeded for a particular officer includes base salary and, in many cases, cash bonuses. However, various forms of compensation are exempt under Section 162(m), including performance-based compensation paid under stockholder-approved plans that meet certain criteria. The performance award feature of the Plan has been structured to meet these criteria.

         Other Terms of Awards. Awards may be granted or settled in shares of Class A Common Stock, Class B Common Stock or Series B Preferred Stock, other awards, or other property, in the discretion of the Committee. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares or other property to be distributed will be withheld (or previously acquired shares or other property surrendered by the participant) to satisfy withholding and other tax obligations.

         Awards under the Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in substitution for other awards under the Plan, awards under other Company plans, or other rights to payment from the Company, and may grant awards in addition to and in tandem with such other awards, or rights, as well.

SHARES AVAILABLE UNDER THE PLAN

         As of December 1, 2001, a total of 208,869 shares of common stock and 0 shares of preferred stock remained available for the grant of new awards, and 105,997 shares of common stock and 557,100 shares of preferred stock were reserved for issuance for outstanding awards, under the Company's preexisting compensation plans. Such available and reserved shares represented approximately 3.05% of the total outstanding and reserved shares of the Company (not including shares reserved for issuance upon conversion of convertible classes of stock).

         The number of shares to be reserved for the grant and issuance of awards under the Plan is 2,000,000 shares of stock which may be awarded in shares of the Class A Common Stock, Class B Common Stock or Series B Preferred Stock, alone or in any combination of such classes of stock, plus (i) the number of shares of each class of stock subject to any award under the 1996 Plan or any other pre-existing plans if the award expires or is canceled, settled in cash or otherwise terminated without delivery of the shares, and (ii) 8% of the number of shares of each class issued or delivered by the Company during the term of the Plan, not including any issuances under the Plan or pre-existing plans. Each share of Class B Common Stock is convertible into one share of Class A Common Stock and each share of Series B Preferred Stock is convertible into 1.4959 shares of Class B Common Stock. Shares issued under the Plan may be either newly issued shares or treasury shares. On December 20, 2001, the last reported sale price of the Class A Common Stock, the only publicly-traded stock issuable under the Plan, was $15.40 per share.

         The Committee is authorized to adjust the number and kind of shares under the Plan and subject to outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affects the shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Plan. The Committee is also authorized to adjust performance awards and goals conditions and other terms of Awards in response to unusual or nonrecurring events or to changes in applicable laws, regulations, or accounting principles.

CHANGE OF CONTROL

         In the case of a "change in control" of the Company, all deferral of settlement, forfeiture conditions and other restrictions on non-performance based awards shall lapse and the awards shall become fully payable, exercisable and vested as of the time of the change of control. Performance goals and conditions applicable to performance awards shall be deemed met or exceeded, as determined by the award document or other agreement. The Committee, in its discretion, may offer any participant the opportunity to receive, in lieu of each share of stock subject to a stock option, the amount by which the fair market value of a share of the stock at the time of the change in control exceeds the exercise price of the option. Subject to certain exceptions, the Plan defines a "change in control" as (i) when any person who does not currently hold 10% or more of the combined voting power of the securities of the Company, becomes a beneficial owner of securities representing 50% or more of the combined voting power of the securities of the Company, (ii) when the members of the Board of Directors at the beginning of a two-year period, or new directors nominated by such beginning members, cease to be a majority of the Board over the two-year period; (iii) when the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company, unless at least 60% of the voting power of the surviving entity would be held by persons who held at least 80% of such voting power before the transaction; or
(iv) when the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect); or (v) any other event deemed by the Board to be a change of control.

AMENDMENT AND TERMINATION OF THE PLAN

         The Board of Directors may amend, suspend, or terminate the Plan or the Committee's authority to grant awards without further stockholder approval, except that stockholder approval must be obtained if required under applicable laws or regulations or the rules of any stock exchange or automated quotation system on which the shares are listed or quoted. Stockholder approval, for example, may be required for any material increase in the number of shares available for awards under the Plan, but will not necessarily be required for amendments which might increase the cost of the Plan. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the Plan will terminate at such time as no shares remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding awards under the Plan.

FEDERAL INCOME TAX IMPLICATIONS OF THE PLAN

         The following general discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Plan. Participants are urged to consult a tax advisor as to their individual circumstances. Different tax rules may apply, including in the case of variations in transactions permitted under the Plan (such as payment of the exercise price of an option by surrender of previously acquired shares), and with respect to a participant who is subject to Section 16 of the Exchange Act, when he or she acquires shares in a transaction that would otherwise result in taxation within six months after the grant of the award. This discussion does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

         The grant of an option will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise.

         Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (generally, the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

         The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to disposition of the shares.

         With respect to awards granted under the Plan that may be settled in shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. The Company generally will be entitled to a deduction for the same amount. With respect to awards involving shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or other property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares or other property.

NONEXCLUSIVITY OF THE PLAN

         The Board or a committee of the Board may adopt such other incentive and compensation arrangements, apart from and in addition to the Plan, as may be deemed appropriate or desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m).


NEW PLAN BENEFITS

         No grants have been made under the 2002 Plan that are subject to stockholder approval at the Annual Meeting. It is not possible at present to predict the number of grants that will be made or who will receive any such grants under the 2002 Plan after the Annual Meeting.

                                 PROPOSAL THREE
                                 --------------

                     AMENDMENT TO ARTICLES OF INCORPORATION
                   TO INCREASE AUTHORIZED CLASS A COMMON STOCK

         The Board of Directors has approved and is submitting to the stockholders for approval, an amendment to Article VI of the Company's Articles of Incorporation that would increase the number of shares of the Class A Common Stock the Company is authorized to issue to 60,000,000 shares. The text of this amendment is set forth in Exhibit B hereto. The Company's Articles of Incorporation currently authorize the Company to issue up to 30,000,000 shares of the Class A Common Stock, 3,000,000 shares of Class B Common Stock, and 10,000,000 shares of Preferred Stock. As of __________, ______ shares of Class A Common Stock, ________ shares Class B Common Stock and _______ shares of Series B Preferred Stock were outstanding.

         The proposed amendment to the Company's Articles of Incorporation has been unanimously approved by the Board for consideration by the Company's stockholders. The Board believes that the increase in the capitalization of the Company would assure that an adequate number of authorized but unissued shares is available for the Company to issue shares of Class A Common Stock to obtain equity capital and effect acquisitions, to grant awards under the Company's stock bonus and stock option plans, and to use for stock dividends or in stock splits.

         Once the Company's stockholders approve a level of authorized shares for any class of the Company's capital stock, no subsequent approval by stockholders is required for issuance of shares of that class in an amount up to the number of shares authorized, except to the extent required under the rules of the Nasdaq Stock Market. Pursuant to the Company's Articles of Incorporation the Board has the authority to determine the relative rights of the Company's Class A Common Stock and Preferred Stock, including voting, conversion, liquidation and dividend rights and sinking fund provisions. The Company's Articles of Incorporation provide that no holder of the Company's capital stock will have any preemptive rights to acquire any of the Company's securities.

         In 2001, the Company issued an aggregate of 6,555,000 shares of the Company's Class A Common Stock in a public offering. At present the Board is aware of certain circumstances and situations in which the Company's capital stock could be issued or reserved for issuance. These circumstances are exercises of currently outstanding options to purchase capital stock; conversion of currently outstanding convertible capital stock; and issuance of capital stock and grants of additional awards under the Company's compensation plans. In the event additional shares are issued, the rights of the current holders of the Company's capital stock may be affected. For example, if Class A Common Stock were issued, the per share voting power, stockholders' equity, or amounts available for distribution as dividends and on any liquidation of the Company may be diluted as a result of any such additional issuances.

         Certain effects of this proposal could operate to deter a potential takeover of the Company. For example, the additional shares proposed to be authorized could be issued to dilute the stock ownership of a person seeking to obtain control of the Company, thereby preserving current management, making more difficult or discouraging a merger, tender offer or proxy contest directed at the Company, delaying the assumption of control by a holder of a large block of the Company's shares, increasing the degree of control of current management, or operate to the advantage of incumbent management in a hostile takeover attempt and to the disadvantage of stockholders who might want to participate in the takeover transaction.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of December 1, 2001 (except where a different date is indicated) concerning (i) each director of the Company; (ii) each of the named executive officers; (iii) all directors and executive officers of the Company and BankUnited as a group; and (iv) each other person known to management of the Company to be the beneficial owner, as such term is defined in Rule 13d-3 under the Exchange Act, of more than 5% of the outstanding shares of any class of the Company's voting securities, according to filings by such persons with the Securities and Exchange Commission. The table includes only those options which may be exercised within 60 days and, therefore, does not include certain options granted to executive officers, which generally become exercisable over a period of three to five years.


                                      Amount                     Amount                       Amount
                                    and Nature                 and Nature                   and Nature
                                   of Beneficial  Percent of  of Beneficial   Percent of  of Beneficial  Percent of
                                     Ownership    Series B      Ownership       Class B     Ownership     Class A
                                    of Series B   Preferred    of Class B       Common      of Class A    Common
                                     Preferred      Stock        Common          Stock        Common       Stock
        Name and Address             Stock(1)    Outstanding    Stock(1)      Outstanding    Stock(1)    Outstanding
----------------------------      -------------- ----------- --------------   -----------  ------------  -----------
DIRECTORS AND NAMED EXECUTIVE
OFFICERS:

Allen M. Bernkrant                   23,560         6.62%         37,860          7.07%      125,781          *
P.O. Box 56-1122                                                                               (2)(3)
Miami, FL 33256-1122


Lawrence H. Blum                     23,560         6.62%         65,856         12.30%      268,026       1.09%
SunTrust Building - 10th Floor                                                              (2)(3)(8)
1 Southeast Third Avenue
Miami, FL 33131


Alfred R. Camner (4)                616,533        85.69%      1,869,222         96.40%    2,227,896       8.41%
255 Alhambra Circle                   (5)(6)                    (5)(6)(7)                   (2)(5)(6)
Coral Gables, FL 33134                                                                         (7)(8)


Janette Davis                           - -          - -             - -           - -        27,317          *
255 Alhambra Circle                                                                            (2)(8)
Coral Gables, FL 33134


Mehdi Ghomeshi                          - -          - -             - -           - -       273,947       1.11%
Alhambra Circle                                                                                (2)(8)
Coral Gables, FL 33134


Marc D. Jacobson                     10,000         2.81%         44,040          8.55%      164,231          *
3050 Biscayne Boulevard                                                                        (2)(3)
Fourth Floor
Miami, FL 33137


Marc Lipsitz                            - -          - -             500             *        76,669          *
550 Biltmore Way                                                                               (2)(3)
Suite 700
Coral Gables, FL  33134


Humberto L. Lopez                       - -          - -             - -           - -        19,417          *
255 Alhambra Circle
Coral Gables, FL 33134
                                                                                                 (Footnotes following.)


                                      Amount                     Amount                       Amount
                                    and Nature                 and Nature                   and Nature
                                   of Beneficial  Percent of  of Beneficial   Percent of  of Beneficial  Percent of
                                     Ownership    Series B      Ownership       Class B     Ownership     Class A
                                    of Series B   Preferred    of Class B       Common      of Class A    Common
                                     Preferred      Stock        Common          Stock        Common       Stock
        Name and Address             Stock(1)    Outstanding    Stock(1)      Outstanding    Stock(1)    Outstanding
----------------------------      -------------- ----------- --------------   -----------  ------------  -----------
DIRECTORS AND NAMED EXECUTIVE
OFFICERS:

Neil Messinger, M.D.                    - -          - -             - -           - -       36,875           *
10801 S.W. 93rd Court                                                                         (2)(3)
Miami, FL  33176


Vincent Post, Jr.                       - -          - -             - -           - -       27,399           *
255 Alhambra Circle                                                                           (2)(8)
Coral Gables, FL 33134


All Current Directors and           673,653        93.63%      2,017,479         99.65%   3,307,488       42.19%
Executive Officers of the             (5)(6)                    (5)(6)(7)                     (2)(5)
Company and BankUnited                                                                        (6)(7)
as a group (13 persons)


Other 5% Owners:

Earline G. Ford                         - -          - -         349,600         41.14%     398,529        1.68%
255 Alhambra Circle                                                  (10)                       (10)
Coral Gables, Florida 33134


Phillip Frost, M.D.(11)                 - -          - -             - -           - -    1,222,545        4.98%
4400 Biscayne Boulevard                                                                          (3)
Miami, Florida 33137


Charles B. Stuzin                    16,560         4.65%         29,772          5.67%     146,549           *
550 Biltmore Way                                                                                 (3)
Suite 700
Coral Gables, Florida 33134


Dimensional Fund Advisors, Inc. (12)    - -          - -             - -           - -    1,226,170        4.99%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401


First Manhattan Co. (13)                - -          - -             - -           - -    1,113,500        4.53%
437 Madison Avenue
New York, NY 10022

Westport Asset Management, Inc. (14)    - -          - -             - -           - -    1,269,500        5.17%
Westport Advisers LLC
253 Riverside Avenue
Westport, CT 06880


*     Less than 1%                                                                           (Footnotes following.)

(1) The nature of the reported beneficial ownership is unshared voting and investment power unless otherwise indicated in the footnotes to this table. Beneficial ownership reported for each class shown includes shares issuable upon conversion of shares of other classes of stock, shares which may be acquired upon the exercise of options exercisable within 60 days, and shares owned jointly or indirectly with or through a family member, trust, corporation, partnership or other legal organization. Each share of Series B Preferred Stock is convertible into 1.4959 shares of Class B Common Stock, and each share of Class B Common is Stock convertible into one share of Class A Common Stock. Beneficial ownership is not indicative of voting power. Each share of Series B Preferred Stock has two and one-half votes, each share of Class B Common Stock has one vote and each share of Class A Common Stock has one-tenth vote.

(2) Includes shares of Class A Common Stock which may be acquired by the following persons, in the amounts indicated, through the exercise of options exercisable within 60 days: Allen Bernkrant, 42,581; Lawrence Blum, 79,316; Alfred Camner, 76,801; Janette Davis, 23,967; Mehdi Ghomeshi, 137,467; Marc Jacobson, 34,166; Marc Lipsitz, 66,117; Humberto L. Lopez, 15,967; Neil Messinger, 25,757; Vincent Post, 24,967; and current directors and executive officers as a group, 565,241.

(3) Includes shares which are jointly or indirectly owned by the following persons in approximately the amounts indicated: Allen Bernkrant, 33,159; Lawrence Blum, 94,278; Marc Jacobson, 12,582; Marc Lipsitz, 4,150; Neil Messinger, 3,286; Phillip Frost, 822,889 and Charles Stuzin, 6,373.

(4) Includes 5,167 shares of Class A Common Stock held by Alfred R. Camner's mother Anne W. Solloway as to which he holds beneficial ownership through a durable power of attorney.

(5) Includes 55,051 shares of Series B Preferred Stock (convertible into 82,350 shares of Class B Common Stock that are convertible into the same number of shares of Class A Common Stock) which may be acquired by Alfred Camner through the exercise of options exercisable within 60 days.

(6) Series B Preferred Stock includes 10,688 shares (convertible into 15,988 shares of Class B Common Stock that are convertible into the same number of shares of Class A Common Stock) which are indirectly owned by the stockholder; Class B Common Stock includes 108,351 shares (convertible into 108,351 shares of Class A Common Stock) which are indirectly owned by the stockholder; and Class A Common Stock includes 47,059 shares which are indirectly owned by the stockholder. Class B Common Stock does not include 349,600 shares subject to options held by Mrs. Ford, which Mr. Camner has a right of first refusal to purchase if Mrs. Ford decides to exercise the option and sell the underlying shares.

(7) Includes 516,568 shares of Class B Common Stock (convertible into 516,568 shares of Class A Common Stock) which may be acquired through the exercise of options exercisable within 60 days.

(8) Includes grants of restricted shares of Class A Common Stock, to the following persons in the amounts indicated, which were made on October 24, 2001, during the 2002 fiscal year: Lawrence Blum, 375; Janette Davis, 1,150; Mehdi Ghomeshi, 8,000; Humberto Lopez 1,150; and Vincent Post, 1,150, and a grant of 6,518 restricted shares of Series B Preferred Stock to Alfred Camner. The shares vest and become unrestricted over a period of five years from the date of grant.

(9)      [INTENTIONALLY OMITTED]

(10) Includes options to purchase 349,600 shares of Class B Common Stock (convertible into 349,600 shares of Class B Common Stock) and 26,564 shares of Class A Common Stock. Earline Ford has granted Alfred Camner a proxy to vote any and all shares of Class B Common Stock which she may own in the future and a right of first refusal to purchase shares of Class B Common Stock acquired upon the exercise of options, if she desires to sell the shares.

(11)     Based on information received with the Commission on February 16, 2001.

(12) Based on information filed with the Commission on February 2, 2001. The holder is an investment adviser and disclaims beneficial ownership of these shares.

(13) Based on information filed with the Commission on February 8, 2001. The holder disclaims beneficial ownership as to 6,000 of these shares.

(14)     The holder disclaims beneficial ownership of these shares.

                                  MISCELLANEOUS


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all such Section 16(a) filings made. The Company believes that, during the fiscal year ended September 30, 2001, its executive officers, directors and holders of more than 10% of the Company's Class A Common Stock complied with all applicable Section 16(a) filing requirements.


INDEPENDENT AUDITORS

         The Audit Committee recommended and the Board of Directors approved the selection of the accounting firm of PricewaterhouseCoopers LLP to audit the Company's financial statements for the 2002 fiscal year. PricewaterhouseCoopers LLP audited the Company's financial statements for the 2001 fiscal year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.


STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be in writing and be received by the Secretary of the Company at its executive offices, 255 Alhambra Circle, Coral Gables, Florida 33134, no later than September 3, 2002 for inclusion in the Company's proxy statement relating to such meeting, subject to applicable rules and regulations.

                                              By Order of the Board of Directors


                                              ALFRED R. CAMNER
                                              Chairman of the Board,
                                              Chief Executive Officer, President
                                              and Chief Operating Officer
December __, 2001

                                    Exhibit A


                        BANKUNITED FINANCIAL CORPORATION


                       2002 STOCK AWARD AND INCENTIVE PLAN


       1. Purpose. The purpose of this 2002 Stock Award and Incentive Plan (the "Plan") is to aid BankUnited Financial Corporation, a Florida corporation (the "Company"), in attracting, retaining, motivating and rewarding employees, non-employee directors, and other persons who provide substantial services to the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to encourage long-term service, to recognize individual contributions and reward achievement of Company goals, and to promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants.

       2. Definitions. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the meanings set forth in this Section:

              (a) "Affiliate" means any entity that is controlled by or under common control with the Company.

              (b) "Award" means any Option, SAR, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any related right or interest, granted to a Participant under the Plan.

              (c) "Beneficiary" means the individual or entity designated by the Participant to receive the benefits specified under the Participant's Award upon such Participant's death. If no such designation is made, or if the designated individual predeceases the Participant or the entity no longer exists, then the Beneficiary shall be the Participant's estate.

              (d)   "Board" means the Company's Board of Directors.

              (e) "Change in Control" and related terms have the meanings specified in Section 9.

              (f) "Code" means the Internal Revenue Code of 1986, as amended, and regulations thereunder. References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

              (g) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that, directors appointed or serving as members of a Board committee designated as the Committee shall not be employees of the Company or any subsidiary or affiliate of the Company. In appointing members of the Committee, the Board will consider whether a member is or will be a Qualified Member, but such members are not required to be Qualified Members at the time of appointment or during their term of service on the Committee. The full Board may perform any function of the Committee hereunder, in which case the term "Committee" shall refer to the Board. Initially, the Compensation Committee of the Board of Directors will be designated as the "Committee" under the Plan.

              (h) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 11(j).

              (i) "Deferred Stock" means a right, granted to a Participant under
       Section 6(e), to receive Stock or other Awards or a combination thereof at the end of a specified deferral period.

              (j) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

              (k)   "Effective Date" means the effective date specified in
       Section 11(p).

              (l)   "Eligible Person" has the meaning specified in Section 5.

              (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and rules thereunder. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

              (n) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of the Class A Common Stock shall be the closing sale price reported on the composite tape of the principal stock market or exchange on which the Stock is listed on the day as of which such value is being determined or, if there is no sale on that day, then on the last previous day on which a sale was reported; the Fair Market Value of the Class B Common Stock shall be equal to the Fair Market Value of the Class A Common Stock multiplied by the number of shares of Class A Common Stock into which each share of Class B Common Stock may be converted; and the Fair Market Value of the Noncumulative Convertible Preferred Stock, Series B shall be the Fair Market Value of the Class A Common Stock multiplied by the number of shares of Class A Common Stock into which each share of Noncumulative Convertible Preferred Stock, Series B may be directly or indirectly converted.

              (o)   "Key Advisor" has the meaning specified in Section 5.

              (p) "Incentive Stock Option" or "ISO" means any Option designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto and qualifying thereunder.

              (q) "Option" means a right, granted to a Participant under Section 6(b), to purchase Stock or other Awards at a specified price during specified time periods.

              (r) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h).

              (s) "Participant" means a person who has an outstanding Award under the Plan, including a person who is no longer an Eligible Person.

              (t) "Performance Award" means a conditional right, granted to a Participant under Sections 6(i) and 7, to receive cash, Stock or other Awards or payments, as determined by the Committee, based upon performance criteria specified by the Committee.

              (u) "Preexisting Plans" mean the Company's 1986 Stock Option Plan, 1992 Stock Option, 1994 Incentive Stock Option Plan and 1996 Incentive Compensation and Stock Award Plan.

              (v) "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of Regulation 1.162-27 under Code
       Section 162(m).

              (w) "Restricted Stock" means Stock granted to a Participant under
       Section 6(d) which is subject to certain restrictions and to a risk of forfeiture.

              (x) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

              (y) "Stock" means the Company's Class A Common Stock, Class B Common Stock (which together shall be referred to as "Common Stock"), and Noncumulative Convertible Preferred Stock, Series B ("Preferred Stock") and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 11(c).

              (z) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c).

       3.     ADMINISTRATION.

              (a) Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the number and class of shares of Stock to which an Award may relate, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 11(b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors (authority with respect to other aspects of non-employee director awards is not exclusive to the Board, however).

              (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members, and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by such a subcommittee or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate of the Company, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including the grant of options and administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance- based compensation" under Code
       Section 162(m) to fail to so qualify.

              (c) Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate thereof, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the

       Committee, and any officer or employee of the Company or a subsidiary or affiliate thereof acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

       4.     STOCK SUBJECT TO PLAN.

              (a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 2,000,000 shares of Stock (which may be awarded in any or all classes of Stock) plus (ii) the number of shares of Stock which are subject to awards under the Preexisting Plans and become available in accordance with Section 4(b) after the Effective Date plus (iii) 8% of the number of shares of Stock which are issued or delivered by the Company during the term of the Plan other than issuances or deliveries under the Plan or other incentive compensation plans of the Company; provided, however, that the total number of shares of Stock with respect to which ISOs may be granted shall not exceed the number calculated under clauses (i) and (ii) above. Any shares of Stock issued or delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

              (b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Shares of Stock subject to an Award or an award under a Preexisting Plan will again be available for Awards, if that Award or Preexisting Plan award is canceled, expired, forfeited, settled in cash or otherwise terminated without an issuance of shares to the Participant, and shares of Stock withheld in payment of the exercise price or taxes relating to an Award or Preexisting Plan award, or surrendered in payment of any exercise price or taxes relating to an Award or Preexisting Plan award, shall be deemed to constitute shares not issued to the Participant and shall be deemed to again be available for Awards under the Plan. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate of the Company, shares of Stock issued or issuable in connection with such substitute Award shall not be counted against the number of shares of Stock reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 4(b) shall apply to the number of shares of Stock reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code.

       5.     ELIGIBILITY.

              (a) Eligible Persons. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an "Eligible Person" means an employee of the Company or any of its subsidiaries or affiliates (including any employee who is an officer, executive officer, or member of the Board), any non-employee director of the Company, any consultant, advisor or other person who provides substantial services to the Company or any of its subsidiaries or affiliates ("Key Advisor"), if the Key Advisor renders bona fide services which are not in connection with the offer and sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market in the Company's securities, and any person who has been offered employment by the Company or any of its subsidiaries or affiliates, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or any of its subsidiaries or affiliates. An employee on leave of absence may be considered as still in the employ of the Company or any of its subsidiaries or affiliates for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or its subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee.

              (b) Per-Person Award Limitations. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as "performance-based compensation" under Code

       Section 162(m) (or any successor provision) under each of Section 6(b), 6(c), 6(d), 6(e), 6(f), 6(g) or 6(h) relating to up to his or her Annual Limit (such Annual Limit to apply separately to the type of Award authorized under each specified subsection, except that the limitation applies to Dividend Equivalents under Section 6(g) only if such Dividend Equivalents are granted separately from and not as a feature of another Award). A Participant's Annual Limit in any fiscal year during any part of which the Participant is then eligible under the Plan shall equal 650,000 shares of all classes of Stock plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous fiscal year, subject to adjustment as provided in Section 11(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4) or any successor provision (including a Performance Award under Section 7 not related to an Award specified in Section 6), an Eligible Person may not be granted Awards authorizing the earning during any fiscal year of an amount that exceeds the Participant's Annual Limit, which for this purpose shall equal $3 million plus the amount of the Participant's unused cash Annual Limit as of the close of the previous fiscal year (this limitation is separate and not affected by the number of Awards granted during such fiscal year subject to the limitation in the preceding sentence). For this purpose, (i) "earning" means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant's Annual Limit is used to the extent an amount or number of shares of Stock may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

       6.     SPECIFIC TERMS OF AWARDS.

              (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Florida Business Corporation Act, and may otherwise require payment of consideration for an Award except as limited by the Plan.

              (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                    (i) Exercise Price. The exercise price per share of Stock
              purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, subject to Sections 6(f), 8(a) and 11(k).

                    (ii) Option Term; Time and Method of Exercise. The Committee
              shall determine the term of each Option, provided that in no event shall the term of any ISO or SAR in tandem therewith exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Section 11(k)), including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary or affiliate of the Company, or other property (including notes and other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including deferred delivery of shares representing the Option "profit," at the election of the Participant or as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

                    (iii) ISOs. The terms of any ISO granted under the Plan
              shall comply in all respects with the provisions of Code Section 422, including but not limited to the requirement that no ISO shall be granted more than ten years after the Effective Date.

                    (iv) The Committee shall determine the terms and conditions upon which an Option shall terminate or cease to be exercisable. Unless otherwise provided by the Committee, in the event that a Participant ceases to be employed by, or provide service to, the Company for any reason other than disability (as defined by the Committee), death or termination for cause (as defined by the Committee), any Option which is otherwise exercisable by the Participant shall terminate unless exercised within 30 days after the date on which the Participant ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant's Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Company shall terminate as of such date. In the event that the Participant ceases to be employed by, or provide service to, the Company on account of a termination for cause by the Company, any Option held by the Participant shall terminate as of the date that the Participant ceases to be employed by, or provide service to, the Company. Unless otherwise provided by the Committee in the event the Participant ceases to be employed by, or provide service to, the Company because the Participant dies or becomes disabled, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant's Options which are not otherwise exercisable as of the date of which the Participant ceases to be employed by, or provide service to, the Company shall terminate as of such date. Notwithstanding this
              Section 6(b)(iv), the Committee shall have the right in its discretion to set different terms and conditions pertaining to termination and to extend the period during which any Option may be exercised subsequent to the termination of a Participant's employment or service.

              (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                    (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a "Limited SAR," the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over (B) the grant price of the SAR as determined by the Committee.

                    (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, and whether or not a SAR shall be free-standing or in tandem or combination with any other Award. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine.

              (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                    (i) Grant and Restrictions. Restricted Stock shall be
              subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

                    (ii) Forfeiture. Except as otherwise determined by the
              Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

                    (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                    (iv) Dividends and Splits. As a condition to the grant of an
              Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Deferred Stock, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

              (e) Deferred Stock. The Committee is authorized to grant to Participants, Deferred Stock which represents rights to receive Stock, other Awards, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                    (i) Award and Restrictions. Issuance of Stock will occur
              upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock may be satisfied by delivery of Stock, other Awards, or a combination thereof (subject to Section 11(k)), as determined by the Committee at the date of grant or thereafter.

                    (ii) Forfeiture. Except as otherwise determined by the
              Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

                    (iii) Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect.

              (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate of the Company to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

              (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equivalent to all or a portion of the dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

              (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

             (i) Performance Awards. Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 7.

       7.     PERFORMANCE AWARDS.

              (a) Performance Awards Generally. The Committee is authorized to grant Performance Awards on the terms and conditions specified in this
       Section 7. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 7(b) and 7(c) in the case of a Performance Award intended to qualify as "performance-based compensation" under Code Section 162(m).

              (b) Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m) or any successor provision, the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 7(b).

                    (i) Performance Goal Generally. The performance goal for
              such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code
              Section 162(m) or any successor provision and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                    (ii) Business Criteria. One or more of the following
              business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Company shall be used by the Committee in establishing performance goals for such Performance Awards: (1) net interest income, net interest income after provision for loan losses; (2) income from operations, income before or after taxes, income before or after interest, depreciation, amortization, or extraordinary or special items; (3) net income or net income per common share (basic or diluted); (4) return on assets (gross or net), return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (6) interest expense after taxes; (7) economic value created; (8) operating margin or profit margin; (9) stock price or total stockholder return; (10) dividend payout as a percentage of net income; and (11) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, asset production or deposit growth, expansion of distribution channels and geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures of the Company. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

                    (iii) Performance Period; Timing for Establishing
              Performance Goals; Per-Person Limit. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed. In all cases, the maximum Performance Award of any Participant shall be subject to the limitation set forth in Section 5.

                    (iv) Performance Award Pool. The Committee may establish a
              Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 7(b)(iv).

              The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                    (v) Settlement of Performance Awards; Other Terms.
              Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as "performance-based compensation" for purposes of Code Section 162(m) or any successor provision. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

              (c) Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and the amount of any final Performance Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

       8.     CERTAIN PROVISIONS APPLICABLE TO AWARDS.

              (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate of the Company, or any business entity to be acquired by the Company or a subsidiary or affiliate of the Company, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate of the Company. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Section 11(k), the Committee may determine that, in granting a new Award, the in-the-money value of any surrendered Award or award may be applied to reduce the exercise price of any Option, grant price of any SAR, or purchase price of any other Award.

              (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Section 6(b)(ii).

              (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan (including Section 11(k)) and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate of the Company upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (subject to Section 11(k)). Installment or deferred payments may be required by the Committee (subject to Section 11(e)) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

              (d) Exemptions from Section 16(b) Liability. With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a Participant is exempt from liability under Rule 16b-3 or otherwise not subject to liability under Section 16(b)), except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award (subject to Section 11(k)) in order to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

              (e) Loan Provisions. With the consent of the Committee, and subject to Section 11(k) and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate, if any, to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

       9.     CHANGE IN CONTROL.

              (a) Effect of "Change in Control" on Non-Performance Based Awards. In the event of a "Change in Control," the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 9(b), unless otherwise provided by the Committee in the Award document:

                    (i) All deferral of settlement, forfeiture conditions and
              other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant or other express election to defer beyond a Change in Control and subject to applicable restrictions set forth in Section 11(a);

                    (ii) Any Award carrying a right to exercise that was not
              previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment or service by the Participant other than a termination for "cause" (as defined in any employment or severance agreement between the Company or a subsidiary or affiliate and the Participant then in effect or, if none, as defined by the Committee and in effect at the time of the Change in Control), subject only to applicable restrictions set forth in Section 11(a); and

                    (iii) The Committee may, in its discretion, determine to
              extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price as defined below, multiplied by the number of shares of Stock covered by such Award.

              (b) Effect of "Change in Control" on Performance-Based Awards. In the event of a "Change in Control," with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions shall be deemed to be met or exceeded if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant.

              (c) Definition of "Change in Control." [a] "Change in Control" shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following:

                    (i) Any "person," as such term is used in Section 13(d) and
              14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or any person or group of persons who as of the date of approval of this Plan by the Board of Directors of the Company own, directly or indirectly, 10% or more of the combined voting power of the securities of the Company), acquires voting securities of the Company and immediately thereafter is a "50% Beneficial Owner." For purposes of this provision, a "50% Beneficial Owner" shall mean a person who is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then-outstanding voting securities.

                    (ii) During any period of two consecutive years commencing on or after the Effective Date, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person (as defined above) who has entered into an agreement with the Company to effect a transaction described in subsections (i), (iii) or (iv) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the "Continuing Directors") cease for any reason to constitute at least a majority thereof;

                    (iii) The stockholders of the Company have approved a
              merger, consolidation, recapitalization, or reorganization of the Company, or a reverse stock split of any class of voting securities of the Company, or the consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 60% of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 80% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each other continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this Section 9(c)(iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 60% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company, such surviving entity or a subsidiary thereof; and provided further, that, if consummation of the corporate transaction referred to in this Section 9(c)(iii) is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency or approval of the stockholders of another entity or other material contingency, no Change in Control shall occur until such time as such consent and approval has been obtained and any other material contingency has been satisfied;

                    (iv) The stockholders of the Company have approved a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect); provided that, if consummation of the transaction referred to in this Section 9(c)(iv) is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency or approval of the stockholders of another entity or other material contingency, no Change in Control shall occur until such time as such consent and approval has been obtained and any other material contingency has been satisfied; and

                    (v) any other event which the Board of Directors of the
              Company determines shall constitute a Change in Control for purposes of this Plan.

              (d) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

       10.    ADDITIONAL AWARD FORFEITURE PROVISIONS.

              (a) Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements. Unless otherwise determined by the Committee, each Award granted hereunder shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in
       Section 10(b)(i), (ii), or (iii) occurs (a "Forfeiture Event"), all of the following forfeitures will result:

                    (i) The unexercised portion of the Option, whether or not
              vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Participant and otherwise is not forfeitable in the event of any termination of service of the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

                    (ii) The Participant will be obligated to repay to the
              Company, in cash, within five business days after demand is made therefor by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award (regardless of any elective deferral) that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a subsidiary or affiliate of the Company , or (B) the date that is six months prior to the date the Participant's employment by the Company or a subsidiary or affiliate of the Company terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed. For purposes of this Section, the term "Award Gain" shall mean (i), in respect of a given Option exercise, the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date, and (ii), in respect of any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Stock paid or payable to Participant (regardless of any elective deferral) less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection such settlement.

              (b) Events Triggering Forfeiture. The forfeitures specified in
       Section 10(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Participant's employment by the Company or a subsidiary or affiliate of the Company or during the one-year period following termination of such employment:

                    (i) The Participant, acting alone or with others, directly or indirectly, prior to a Change in Control, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Participant's interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary or affiliate of the Company; (B) induces any customer or supplier of the Company or a subsidiary or affiliate of the Company, or other company with which the Company or a subsidiary or affiliate of the Company has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary or affiliate of the Company; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary or affiliate of the Company to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this
              Section 10(b)(i), a Participant's interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant's interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee in its discretion, of less than five percent of the outstanding equity of the entity;

                    (ii) The Participant discloses, uses, sells, or otherwise
              transfers, except in the course of employment with or other service to the Company or any subsidiary or affiliate of the Company, any confidential or proprietary information of the Company or any subsidiary or affiliate of the Company, including but not limited to information regarding the Company's current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process; or

                    (iii) The Participant fails to cooperate with the Company or any subsidiary or affiliate by making himself or herself available to testify on behalf of the Company or such subsidiary or affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary or affiliate in any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary or affiliate of the Company, as reasonably requested.

              (c) Agreement Does Not Prohibit Competition or Other Participant Activities. Although the conditions set forth in this Section 10 shall be deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its subsidiaries and affiliates. Rather, the non-occurrence of the Forfeiture Events set forth in Section 10(b) is a condition to the Participant's right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. The Company and the Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of
       Section 10(a) and 10(b).

              (d) Committee Discretion. The Committee may, in its discretion, waive in whole or in part the Company's right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

       11.    GENERAL PROVISIONS.

              (a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

              (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subjected to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

              (c) Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 11(k)). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit of the Company, or the financial statements of the Company or any subsidiary or affiliate of the Company, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under Section 8 to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) or any successor provision and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) or any successor provision and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi) or any successor provision, under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) or any successor provision and regulations thereunder.

              (d)   Tax Provisions.

                    (i) Withholding. The Company and any subsidiary or affiliate of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's withholding obligations, either on a mandatory or elective basis in the discretion of the Committee. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld.

                    (ii) Required Consent to and Notification of Code Section
              83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code
              Section 83(b) or other applicable provision.

                    (iii) Requirement of Notification Upon Disqualifying
              Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

              (e) Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company's stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award. Without the approval of stockholders, the Committee will not amend or replace previously granted Options in a transaction that constitutes a "repricing," as such term is used in Instruction 3 to
       Item 402(b)(2)(iv) of Regulation S-K, as promulgated by the Securities and Exchange Commission. With regard to other terms of Awards, the Committee shall have no authority to waive or modify any such Award term after the Award has been granted to the extent the waived or modified term would be mandatory under the Plan for any Award newly granted at the date of the waiver or modification.

              (f) Right of Setoff. The Company or any subsidiary or affiliate of the Company may, to the extent permitted by applicable law, deduct from and set off against any amounts that the Company or a subsidiary or affiliate of the Company may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 10(a), although the Participant shall remain liable for any part of the Participant's payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 11(f).

              (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the

       Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

              (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m) or any successor provision, and such other arrangements may be either applicable generally or only in specific cases.

              (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

              (j) Compliance with Code Section 162(m). It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified "performance-based compensation" within the meaning of Code Section 162(m) or any successor provision and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b) and (c), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) or any successor provision and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) or any successor provision does not comply or is inconsistent with the requirements of Code Section 162(m) or any successor provision or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

              (k) Certain Limitations Relating to Accounting Treatment of Awards. Other provisions of the Plan notwithstanding, the Committee's authority under the Plan (including under Sections 8(c), 8(d), 11(c) and 11(d)) is limited to the extent necessary to ensure that any Option or other Award of a type that the Committee has intended to be subject to fixed accounting with a measurement date at the date of grant or the date performance conditions are satisfied under APB 25 shall not become subject to "variable" accounting solely due to the existence of such authority, unless the Committee specifically determines that the Award shall remain outstanding despite such "variable" accounting.

              (l) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Florida, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

              (m) Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United

       States. An Award may be modified under this Section 11(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

              (n) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate of the Company, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate of the Company to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

              (o) Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

              (p) Plan Effective Date and Termination. The Plan shall become effective on October 1, 2001, subject to the requirement that the stockholders approve the Plan at the 2002 Annual Meeting of Stockholders by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

                                    EXHIBIT B

       As amended Article VI of the Articles of Incorporation of BankUnited shall provide in its entirety as follows:

                                   ARTICLE VI
                                   ----------

                                  Capital Stock
                                  -------------

       The total number of shares of all classes of stock that the Corporation is authorized to issue is 73,000,000 shares, of which 60,000,000 shall be Class A Common Stock, $.01 par value (the "Class A Common Stock"), 3,000,000 shall be Class B Common Stock, $.01 par value (the "Class B Common Stock"), and 10,000,000 shall be Preferred Stock, $.01 par value (the "Preferred Stock"). No holder of the Corporation's stock shall have any preemptive right to acquire the Corporation's securities.

              Class A Common Stock. The maximum number of shares of Class A Common Stock that the Corporation is authorized to have outstanding is 60,000,000 shares at a par value of $.01 per share. The Class A Common Stock shall be a special class of stock issuable from time to time in one or more series as specified in Section 607.0602 of the Florida Business Corporation Act (or in such other manner as may be permitted by law), as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance of such series of Class A Common Stock adopted by the Board of Directors pursuant to authority hereby vested in it, each such series to be appropriately designated, prior to the issuance of any shares thereof, by some distinguishing letter, number, or title. The Board of Directors is hereby expressly granted authority to fix the authorized number of shares of each series of common stock, and to fix the terms of such series, including, but not limited to, the following:

              (a) the rate or manner of payment of dividends;

              (b) whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

              (c) the amount payable upon shares in the event of voluntary or involuntary liquidation;

              (d) sinking fund provisions, if any, for the redemption or purchase of shares;

              (e) the terms and conditions, if any, on which shares may be converted;

              (f) voting rights, if any; and

              (g) the other special rights, if any, and the qualifications, limitations or restrictions thereof, of the shares of such series.

       The designation of each particular series of Class A Common Stock and its terms in respect of the foregoing particulars shall be fixed and determined by the Board of Directors in any manner permitted by law and stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it, before any shares of such series are issued. The Board of Directors may from time to time increase (but not above the total number of authorized shares of the class) the number of shares of any series of Class A Common Stock already created by providing that any unissued Class A Common Stock shall constitute part of such series, or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any series of Class A Common Stock already created by providing that any unissued shares previously assigned to such series shall no longer constitute part thereof. The Board of Directors is hereby empowered to classify or reclassify any unissued Class A Common Stock by fixing or altering the terms thereof in respect of the above-mentioned particulars and by assigning the same to an existing or newly created series from time to time before the issuance of such shares.

              For purposes of determining whether a non-voting series of Class A Common Stock shall be entitled to vote as a class pursuant to Section
       607.1004 of the Florida Business Corporation Act (or any successor section or statute hereinafter enacted) on an amendment to the Corporation's Articles of Incorporation, an amendment that increases the total number of authorized shares of Class A Common Stock shall not be considered to be an adverse change to the terms of any individual series of Class A Common Stock and shall not require a vote or the consent of the holders of any such series of Class A Common Stock.

              Set forth in Appendix A hereto is the Statement of Designation setting forth the terms of the Series I Class A Common Stock.

              Class B Common Stock. The maximum number of shares of Class B Common Stock that the Corporation is authorized to have outstanding is 3,000,000 shares at a par value of $.01 per share. Holders of Class B Common Stock are entitled to vote on all questions required by law on the basis of one vote per share and there shall be no cumulative voting. The shares of Class B Common Stock shall be convertible into shares of other classes of capital stock of the Corporation in such manner as may be provided by the Board of Directors by resolution.

              Set forth in Appendix A hereto is the Statement of Designation setting forth the conversion rights of the Class B Common Stock.

              Preferred Stock. The maximum number of shares of Preferred Stock that the Corporation is authorized to have outstanding is 10,000,000 shares at a par value of $.01 per share. The Preferred Stock may be issued from time to time in one or more series as specified in Section
       607.0602 of the Florida Business Corporation Act (or in such other manner as may be permitted by law), as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance of such series of Preferred Stock adopted by the Board of Directors pursuant to authority hereby vested in it, each such series to be appropriately designated, prior to the issuance of any shares thereof, by some distinguishing letter, number, or title. The Board of Directors is hereby expressly granted authority to fix the authorized number of shares of each series of Preferred Stock, and to fix the terms of such series, including, but not limited to, the following:

              (a) the rate or manner of payment of dividends;

              (b) whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

              (c) the amount payable upon shares in the event of voluntary or involuntary liquidation;

              (d) sinking fund provisions, if any, for the redemption or purchase of shares;

              (e) the terms and conditions, if any, on which shares may be converted;

              (f) voting rights, if any; and

              (g) the other special rights, if any, and the qualifications, limitations or restrictions thereof, of the shares of such series.

       The designation of each particular series of Preferred Stock and its terms in respect of the foregoing particulars shall be fixed and determined by the Board of Directors in any manner permitted by law and stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of

       Directors pursuant to authority hereby vested in it, before any shares of such series are issued. The Board of Directors may from time to time increase (but not above the total number of authorized shares of the class) the number of shares of any series of Preferred Stock already created by providing that any unissued Preferred Stock shall constitute part of such series, or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any series of Preferred Stock already created by providing that any unissued shares previously assigned to such series shall no longer constitute part thereof. The Board of Directors is hereby empowered to classify or reclassify any unissued Preferred Stock by fixing or altering the terms thereof in respect of the above-mentioned particulars and by assigning the same to an existing or newly created series from time to time before the issuance of such shares.

              For purposes of determining whether a non-voting series of Preferred Stock shall be entitled to a vote as a class pursuant to
       Section 607.1004 of the Florida Business Corporation Act (or any successor section or statute hereinafter enacted) on an amendment to the Corporation's Articles of Incorporation, an amendment that increases the total number of authorized shares of Preferred Stock shall not be considered to be an adverse change to the terms of any individual series of Preferred Stock and shall not require a vote or the consent of the holders of any such series of Preferred Stock.

              Set forth in Appendices B, C, D, E, F, G and H hereto are the Statements of Designation setting forth the terms of the Noncumulative Convertible Preferred Stock, Series A; Noncumulative Convertible Preferred Stock, Series B; Noncumulative Convertible Preferred Stock, Series C; Noncumulative Convertible Preferred Stock, Series C-II; 8% Noncumulative Convertible Preferred Stock, Series 1993; 9% Noncumulative Perpetual Preferred Stock, and 8% Noncumulative Convertible Preferred Stock, Series 1996, respectively.

                                   APPENDIX 1

--------------------------------------------------------------------------------
                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints ALFRED R. CAMNER and LAWRENCE H. BLUM or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BankUnited Financial Corporation (the "Company") to be held on January 29, 2002 at 11:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Class A Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.
                          (To be signed on Reverse Side)             SEE REVERSE
                                                                        SIDE
--------------------------------------------------------------------------------
|X| Please mark your votes as in this example.

1.   Proposal One - Election of Directors.
        Nominee:       Class III                    For       Withheld
                       ---------
                       Allen M. Bernkrant           |_|         |_|
                       Alfred Camner                |_|         |_|
                       Neil Messinger               |_|         |_|

2.   Proposal Two - Approval of the 2002
     Stock Award and Incentive Plan             For   Against  Abstain
                                                |_|     |_|      |_|
3.   Proposal Three - Approval of
     Amendment to Articles of
     Incorporation to Increase the
     Authorized Class A Common
     Shares.                                    For   Against  Abstain
                                                |_|     |_|      |_|

     Unless the contrary is indicated below the above choice will be voted (i) on the vote with the Class B Common Stock and the Series B Preferred Stock and (ii) on the vote of the Class A Common Stock as a separate class.



     --------------------------------------------------------

     --------------------------------------------------------

     --------------------------------------------------------

Please mark, sign, date and return this Proxy card promptly, using the enclosed envelope.

This Proxy is revocable and when properly executed will be voted in the manner directed by the undersigned stockholder, UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


Signature                   Date
         ------------------     --------------

Signature                              Date
         ----------------------------     -------------------------
          Signature if held jointly

Note: Please sign exactly as your name(s) appears hereon. When signing in a representative capacity, please give title.

                                   APPENDIX 1

--------------------------------------------------------------------------------
                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints ALFRED R. CAMNER and LAWRENCE H. BLUM or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BankUnited Financial Corporation (the "Company") to be held on January 29, 2002 at 11:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Class A Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.
                          (To be signed on Reverse Side)             SEE REVERSE
                                                                        SIDE
--------------------------------------------------------------------------------
|X| Please mark your votes as in this example.

1.   Proposal One - Election of Directors.
        Nominee:       Class III                    For       Withheld
                       ---------
                       Allen M. Bernkrant           |_|         |_|
                       Alfred Camner                |_|         |_|
                       Neil Messinger               |_|         |_|

     Proposal One will be voted on the vote
     with the Class B Common Stock and the
     Noncumulative Convertible Preferred
     Stock, Series B.

2.   Proposal Two - Approval of the 2002
     Stock Award and Incentive Plan             For   Against  Abstain
                                                |_|     |_|      |_|

     Proposal Two will be voted on the vote
     with the Class B Common Stock and the
     Noncumulative Convertible Preferred
     Stock, Series B.

3.   Proposal Three - Approval of
     Amendment to Articles of
     Incorporation to Increase the
     Authorized Class A Common
     Shares.                                    For   Against  Abstain
                                                |_|     |_|      |_|

     Proposal Three will be voted on the vote (i) with the Class B Common Stock and the Noncumulative Convertible Preferred Stock, Series B and (ii) with the Class A Common Stock as a separate class.

Please mark, sign, date and return this Proxy card promptly, using the enclosed envelope.

This Proxy is revocable and when properly executed will be voted in the manner directed by the undersigned stockholder, UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


Signature                   Date
         ------------------     --------------

Signature                              Date
         ----------------------------     -------------------------
          Signature if held jointly

Note: Please sign exactly as your name(s) appears hereon. When signing in a representative capacity, please give title.

--------------------------------------------------------------------------------
                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints ALFRED R. CAMNER and LAWRENCE H. BLUM or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BankUnited Financial Corporation (the "Company") to be held on January 29, 2002 at 11:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Class B Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.
                          (To be signed on Reverse Side)             SEE REVERSE
                                                                        SIDE
--------------------------------------------------------------------------------
|X| Please mark your votes as in this example.

1.   Proposal One - Election of Directors.
        Nominee:       Class III                    For       Withheld
                       ---------
                       Allen M. Bernkrant           |_|         |_|
                       Alfred Camner                |_|         |_|
                       Neil Messinger               |_|         |_|

     Proposal One will be voted on the vote
     with the Class A Common Stock and the
     Noncumulative Convertible Preferred Stock,
     Series B.

2.   Proposal Two - Approval of the 2002
     Stock Award and Incentive Plan             For   Against  Abstain
                                                |_|     |_|      |_|

     Proposal Two will be voted on the vote
     with the Class A Common Stock and the
     Noncumulative Convertible Preferred Stock,
     Series B.

3.   Proposal Three - Approval of
     Amendment to Articles of
     Incorporation to Increase the
     Authorized Class A Common
     Shares.                                    For   Against  Abstain
                                                |_|     |_|      |_|

     Proposal Three will be voted on the vote (i) with the Class A Common Stock and the Noncumulative Convertible Preferred Stock, Series B and (ii) with the Class B Common Stock as a separate class.

Please mark, sign, date and return this Proxy card promptly, using the enclosed envelope.

This Proxy is revocable and when properly executed will be voted in the manner directed by the undersigned stockholder, UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


Signature                   Date
         ------------------     --------------

Signature                              Date
         ----------------------------     -------------------------
          Signature if held jointly

Note: Please sign exactly as your name(s) appears hereon. When signing in a representative capacity, please give title.

--------------------------------------------------------------------------------
                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints ALFRED R. CAMNER and LAWRENCE H. BLUM or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BankUnited Financial Corporation (the "Company") to be held on January 29, 2002 at 11:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Noncumulative Convertible Preferred Stock, Series B of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.
                          (To be signed on Reverse Side)             SEE REVERSE
                                                                        SIDE
--------------------------------------------------------------------------------
|X| Please mark your votes as in this example.

1.   Proposal One - Election of Directors.
        Nominee:       Class III                    For       Withheld
                       ---------
                       Allen M. Bernkrant           |_|         |_|
                       Alfred Camner                |_|         |_|
                       Neil Messinger               |_|         |_|

     Proposal One will be voted on the vote
     with the Class A Common Stock and the
     Class B Common Stock.

2.   Proposal Two - Approval of the 2002
     Stock Award and Incentive Plan             For   Against  Abstain
                                                |_|     |_|      |_|

     Proposal Two will be voted on the vote
     with the Class A Common Stock and the
     Class B Common Stock.

3.   Proposal Three - Approval of
     Amendment to Articles of
     Incorporation to Increase the
     Authorized Class A Common
     Shares.                                    For   Against  Abstain
                                                |_|     |_|      |_|

     Proposal Three will be voted on the vote (i) with the Class A Common Stock and the Class B Common Stock.


     --------------------------------------------------------

     --------------------------------------------------------

     --------------------------------------------------------

Please mark, sign, date and return this Proxy card promptly, using the enclosed envelope.

This Proxy is revocable and when properly executed will be voted in the manner directed by the undersigned stockholder, UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


Signature                   Date
         ------------------     --------------

Signature                              Date
         ----------------------------     -------------------------
          Signature if held jointly

Note: Please sign exactly as your name(s) appears hereon. When signing in a representative capacity, please give title.